CREDIT AGREEMENT

                          DATED AS OF DECEMBER 20, 2002

                                      AMONG

                                BAX GLOBAL INC.,

                             BRINK'S, INCORPORATED,

                              THE PITTSTON COMPANY

                                       AND

                               ABN AMRO BANK N.V.

                                CREDIT AGREEMENT

         This CREDIT AGREEMENT is entered into as of December 20, 2002 among (i) BAX GLOBAL INC., a Delaware corporation formerly known as Burlington Air Express Inc. ("BAX"), (ii) BRINK'S, INCORPORATED, a Delaware corporation ("Brink's"), and (iii) THE PITTSTON COMPANY, a Virginia corporation, (the "Pittston") (BAX, Brink's and Pittston are sometimes hereinafter referred to as "Borrowers" and "Guarantors"), and (iv) ABN AMRO BANK N.V. (the "Bank").

         WHEREAS, the parties enter into this Agreement to set forth the terms and conditions upon which the Bank will extend to the Borrowers, a $45,000,000 (the "Commitment") revolving credit facility for a three-year period ( the "Facility"), in part to refinance facilities currently extended by the Bank;

                  WHEREAS, upon the written request of any Borrower and upon written advice from the Bank to the requesting Borrower agreeing thereto, any portion of the then unused Commitment may be allocated for use by any Subsidiary of BAX listed on Schedule A-1 hereto or by any Subsidiary of Brink's listed on Schedule A-2 hereto, as the same may be supplemented and amended from time to time with the written consent of the Bank, at a branch or Affiliate (as hereinafter defined) of the Bank, provided, that at all times the Guaranties (as hereinafter defined) of the Guarantors shall apply to all such extensions of credit by all such branches and Affiliates of the Bank;

         WHEREAS, pursuant to a Credit Agreement, dated as of December 22, 1999, as renewed and amended from time to time thereafter, the Bank has extended a revolving credit facility (the "1999 Revolving Facility") to BAX, Brink's and certain of the BAX Covered Subsidiaries and Brink's Covered Subsidiaries (as both terms are defined therein), which facility is terminating and expiring in accordance with its terms;

         WHEREAS, the Facility provided hereunder shall be available immediately upon the termination of the 1999 Revolving Facility in accordance with its terms, provided the conditions precedent set forth below have been satisfied;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.01 Defined Terms1.01 Defined Terms.01 Defined Terms.01 Defined Terms. In addition to the terms defined in the recitals to this Agreement, the following terms have the following meanings:

                  "Advances" has the meaning assigned thereto in Section 2.01.

                  "Affiliate" means, with respect to any Person, any other Person (other than a Subsidiary) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term "control" means the possession, directly or indirectly, of any power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Credit Agreement, as it may be amended, supplemented or modified from time to time hereafter.

                  "Approved Currencies" means Dollars and other currencies as are available to a Borrower for Loans and Letters of Credit or a Covered Subsidiary for credit extensions by a branch or Affiliate of the Bank and which are freely transferable and convertible into Dollars.

                  "Assignee" has the meaning assigned thereto in Section 9.07.

                  "Bankruptcy Code" means Title 11 of the United States Code, entitled "Bankruptcy", as now or hereinafter in effect and any successor thereto.

                  "Base Rate" means the higher of:

                           (a) the rate of interest publicly announced from time
                  to time by the Bank as its "reference rate" or its "prime rate" (which publicly announced rate is a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate); and

                           (b) one-half percent per annum above the latest Federal Funds Rate. Any change in the reference rate or prime rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change."Base Rate Loan" means a Loan that bears interest based on the Base Rate.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City and Chicago are authorized or required by law to close except in the case of LIBOR Rate Loans, "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York, Chicago and London, England are authorized or required by law to close.

                  "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

                  "Capital Lease" means any lease of property which should be capitalized on the lessee's balance sheet in accordance with GAAP; and "Capital Lease Obligation" means the amount of the liability so capitalized.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commercial Letter of Credit" means a documentary letter of credit which is drawable upon presentation of documents evidencing the sale or shipment of goods purchased by a Borrower or any Covered Subsidiary in the ordinary course of its business.

                  "Commitment" means the commitment of the Bank under this Agreement to make Advances pursuant to the Facility in an aggregate principal amount not to exceed $45,000,000, as such amount may be reduced from time to time pursuant to the terms of this Agreement.

                  "Commitment Fee Rate" means the applicable percentage set forth below based upon the higher of the S&P Rating or the Moody's Rating on the last day of the calendar quarter with respect to which the commitment fee is being calculated, provided, that if on any such date the S&P Rating and the Moody's Rating do not fall into contiguous columns under the following grid, then the applicable percentage set forth below based upon the lower of the S&P or the Moody's Rating on the last day of such calendar quarter (but no lower than the applicable percentage in the column contiguous with the higher of the S&P or the Moody's Rating):



                   -----------  -------------  -------------  ---------------  ---------------  --------------
       S&P             A-
      Rating                         BBB+           BBB            BBB-              BB+          Below BB+
                    or higher

-----------------  -----------  -------------  -------------  ---------------  ---------------  --------------
 Moody's Rating        A3           Baa1           Baa2            Baa3              Ba1          Below Ba1
                    or higher

-----------------  -----------  -------------  -------------  ---------------  ---------------  --------------
 Commitment Fee      0.125%         0.15%         0.175%          0.225%            0.30%           0.40%
      Rate
------------------ ------------ -------------- -------------- ---------------- ---------------- ---------------

                  If the rating system used to ascribe either the S&P Rating or the Moody's Rating shall change prior to the Termination Date, the Borrowers and the Bank shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system.

                  "Consolidated Debt" means the Debt of Pittston and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in Restricted Subsidiaries.


                  "Consolidated EBITDA" means, for Pittston and its Restricted Subsidiaries for any period, an amount equal to the sum of (a) Consolidated Net Income for such period plus (b) to the extent deducted in determining Consolidated Net Income for such period, (i) Consolidated Interest Expense, (ii) income tax expense, (iii) depreciation, depletion and amortization, and (iv) all other non-cash charges, determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries.


                  "Consolidated Interest Expense" means, for any period, as applied to Pittston and its Restricted Subsidiaries, all interest expense (whether paid or accrued) and capitalized interest, including without limitation (a) the amortization of debt discount and premium,
         (b) the interest component under Capital Leases, and (c) the implied interest component, discount or other similar fees or charges in connection with any asset securitization program in each case determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries.


                  "Consolidated Lease Rentals" means Lease Rentals of Pittston and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries.


                  "Consolidated Net Income" means, for any period, the net income, after taxes, of Pittston and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries, but excluding, to the extent reflected in determining such net income, (a) any extraordinary gains and losses for such period, (b) for any period ending before January 1, 2003, any loss arising from or relating to the initial classification of any portion of the Pittston Minerals Group as discontinued operations and any subsequent adjustments associated with the disposition of such discontinued operations, (c) any impairment, write-down or write-off in the book value of any assets and (d) any loss in connection with the disposition of any assets.


                  "Consolidated Net Worth" means, as of any date, as applied to Pittston and its Restricted Subsidiaries, shareholders' equity or net worth as determined and computed on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries, provided that in determining "Consolidated Net Worth" there shall be (a) included any issuance of preferred stock by Pittston and (b) excluded (i) any extraordinary gains and losses, (ii) any loss arising from or relating to the initial classification of any portion of the Pittston Minerals Group as discontinued operations and any subsequent adjustments associated with the disposition of such discontinued operations, to the extent any such loss or adjustment occurs before

         January 1, 2003, (iii) any impairment,
         write-down or write-off in the book value of any assets (including any reduction in shareholders' equity in connection with a reduction in the value of a prepaid Pension Plan or Foreign Pension Plan) and (iv) any loss in connection with the disposition of any assets.


                  "Consolidated Total Assets" means, as of any date, the assets and properties of Pittston and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries.


                  "Contaminant" shall mean any waste, hazardous material, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, including any such pollutant, material, substance or waste regulated under any Environmental Law.


                  "Control", "Controlling" and "Controlled" means the power, direct or indirect, of one Person to direct or cause the direction of the management and policies of another, whether by contract, through voting securities or otherwise.


                  "Covered Subsidiaries" means the Subsidiaries of BAX and Brink's listed on Schedule B-1, as the same may be supplemented and amended with the written consent of the Bank.


                  Debt" of any Person means at any date, without duplication, the sum of the following determined and calculated in accordance with
         GAAP: (a) all obligations of such Person for borrowed money, (b) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (c) all Debt of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, provided that for purposes hereof the amount of such Debt shall be calculated at the greater of (i) the amount of such Debt as to which there is recourse to such Person and (ii) the fair market value of the property which is subject to the Lien, (d) all Support Obligations of such Person with respect to Debt of others, (e) the principal portion of all obligations of such Person under Capital Leases, (f) the maximum amount of all drafts drawn under standby letters of credit issued or bankers' acceptances facilities created for the account of such Person (to the extend unreimbursed), and (g) the outstanding attributed principal amount under any asset securitization program of such Person. The Debt of any Person shall include the Debt of any partnership or joint venture in which such Person is a general partner or a joint venturer, but only to the extent to which there is recourse to such Person for payment of such Debt.

                  "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied) constitute an Event of Default.


                  "Dollar Equivalent" means (a) in relation to an amount denominated in Dollars, the amount thereof and (b) in relation to an amount denominated in any Approved Currency other than Dollars, the amount of Dollars that can be purchased with such Approved Currency at the spot rate of exchange determined by the Bank in accordance with its customary practices on the date of determination.


                  "Dollars", "dollars" and "$" each mean lawful money of the United States.


                  "Effective Date" means the date on which all conditions precedent set forth in Section 5.01 are satisfied or waived by the Bank.


                  Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgements, orders, decrees, permits, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum products, or toxic or hazardous substances or wastes into the environment, including ambient air, surface water, groundwater, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, or toxic or hazardous substances or wastes or the clean-up or other remediation thereof.


                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.


                  "ERISA Affiliate" means any entity or trade or business, whether or not incorporated, that, together with any Borrower, is treated as a single employer under Section 414 of the Code.


                  "Event of Default" means any of the events or circumstances specified in Section 8.01.


                  "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective
         Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Bank.


                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereof.


                  "Financial Letter of Credit" has the meaning assigned thereto in Section 3.01(a).


                  "Fiscal Year" means the fiscal year of Pittston ending on December 31 in any year.


                  "Foreign Pension Plan" means any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by Pittston or any one or more of its Subsidiaries primarily for the benefit of employees of Pittston or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.


                  "GAAP" means generally accepted accounting principles in the United States, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis throughout the period indicated, subject to Section 1.02(a).


                  "Governmental  Authority" means any nation or government,  any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.


                  "Guaranties" mean the Guaranty of Pittston, substantially in the form of Exhibit A-1 hereto, the Guaranty of BAX, substantially in the form of Exhibit A-2 hereto, and the Guaranty of Brink's, substantially in the form of Exhibit A-3 hereto.


                  "Hedging Agreements" means interest rate protection agreements, foreign currency exchange agreements, other interest or exchange rate hedging, cap or collar arrangements or arrangements designed to protect the Guarantor or any of its Subsidiaries against fluctuations in the prices of commodities.

                  "Insolvency Proceeding" means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; and, in each case, undertaken under United States federal or State or foreign law, including the Bankruptcy Code.


                  "Interest Coverage Ratio" means, as of the last day of any fiscal quarter, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense, in each case for the period of four (4) consecutive fiscal quarters ending as of such day.


                  "Interest Payment Date" means (i) the Termination Date , (ii) with respect to LIBOR Rate Loans, the last day of the Interest Period applicable to each such Loan, and, if any such Interest Period exceeds three months, interest shall also be paid on the date which falls three months after the beginning of such Interest Period, and (iii) with respect to Base Rate Loans, the last Business Day of each calendar quarter.


                  "Interest Period" means, with respect to any LIBOR Rate Loan, the period commencing on the Business Day such Loan is disbursed, continued or converted to a Base Rate Loan, and in each case ending on the date one, two, three or six months thereafter, as selected by the relevant Borrower in its notice of borrowing or notice of conversion or continuation, provided that:


     (i) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;


     (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and


     (iii) no Interest Period for any Loan shall extend beyond the Termination Date.

                  "Labor  Laws"  means  any and all  federal,  state,  local and foreign statutes, laws, regulations, ordinances, rules, judgements and orders relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing.

                  "L/C Application" has the meaning assigned thereto in Section 3.03(b).


                  Section 3.05(a). "Lease" means a lease, other than a Capital Lease, of real or personal property.


                  "Lease Rentals" for any period means the sum of the rental and other obligations to be paid by the lessee under a Lease during the remaining term of such Lease (excluding any extension or renewal thereof at the option of the lessor or the lessee unless such option has been exercised), excluding any amount required to be paid by the lessee (whether or not therein designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges.


                  "Lending Office" shall mean the particular Chicago office of the Bank for Base Rate Loans, Letters of Credit or for LIBOR Rate Loans at its respective address set forth on Schedule 9.02 hereto.


                  "Letter of Credit" means any stand-by letter of credit issued by a Lending Office pursuant to Section 3.03 and may be a Financial Letter of Credit or a Performance Letter of Credit.


                  "Letter of Credit Obligations" means, in respect of any Letter of Credit as at any date of determination, the sum of (a) the maximum aggregate amount which is then available to be drawn under such Letter of Credit plus (b) the aggregate amount of all Reimbursement Obligations then outstanding with respect to such Letter of Credit.


                  "Leverage Ratio" means, as of the date of any determination, the ratio of (a) the sum of (i) Consolidated Debt as of such date, plus
         (ii) the amount by which (A) the aggregate amount, as of the preceding December 31 (or as of such date if such date is December 31), of Consolidated Lease Rentals under non-cancelable Leases entered into by Pittston or any of its Subsidiaries, discounted to present value at 10% and net of aggregate minimum non-cancelable sublease rentals, determined on a basis consistent with Note 12 to Pittston's consolidated financial statements at and for the period ended December 31, 2001, included in Pittston's 2001 Annual Report to shareholders, exceeds (B) $350,000,000, to (b) the sum of (i) the amount determined pursuant to clause (a), plus (ii) Consolidated Net Worth as of such date.


                  "LIBOR Rate" means, for each Interest Period in respect of any LIBOR Rate Loan:


                           (a) the  rate per  annum  (carried  out to the  fifth
                  decimal place) equal to the rate determined by the relevant Lending Office to be the offered rate that appears on the page of the Telerate Screen that displays an average British Bankers

                  Association   Interest  Settlement  Rate  (such  page
                  currently being page number 3750) for deposits in dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or


                           (b) in the event the rate referenced in the preceding
                  subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried to the fifth decimal place) equal to the rate determined by the Bank to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or


                           (c) in the event the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by the Bank as the rate of interest at which dollar deposits (for delivery on the first day of such Interest Period) in same day funds in the approximate amount of the applicable LIBOR Rate Loan and with a term equivalent to such Interest Period would be offered by the Bank's London Branch to major banks in the offshore dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.


                  "LIBOR Rate Loan" means a Loan that bears interest based on the LIBOR Rate.


                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.


                  "Loan" means an advance of funds by a Lending Office to a Borrower pursuant to Section 2.03, and may be a Base Rate Loan or a LIBOR Rate Loan.


                  "Loan Documents" means this Agreement and all documents delivered to the Bank or any other Lending Office in connection herewith, including without limitation, the Notes, the Guaranty, any L/C Related Documents and any other documentation executed at the request of any Lending Office.


                  "Long Term Debt" of any Person means all Debt which would, in accordance with GAAP, be classified upon its balance sheet as long term debt, excluding any portion thereof which would, in accordance with GAAP, be classified thereon as a current liability,  and in any event
         includes (a) any obligation for borrowed money outstanding under a revolving credit or similar agreement providing for borrowing (and renewals and extensions thereof) over a period of more than one year after the creation of such agreement notwithstanding that any obligation thereunder may be payable on demand or within one year after the creation thereof, (b) any Capital Lease Obligation and 8 any guarantee or equivalent or similar obligation under any agreement specified in subsection (a) of the definition of Debt with respect to Debt of another Person of the kind otherwise described in this definition.



                  "Margin" means the applicable percentage set forth below based upon the higher of the S&P Rating or the Moody's Rating on the last day of the calendar quarter, or other due date, with respect to which interest is being calculated, provided, that if on any such date the S&P Rating and the Moody's Rating do not fall into contiguous columns under the following grid, then the applicable percentage set forth below based upon the lower of the S&P Rating or the Moody's Rating (but no lower than the applicable percentage in the column contiguous with the higher of the S&P Rating or the Moody's Rating) shall be used:



-----------------  -----------  -------------  -------------  ---------------  ---------------  --------------
     bla               0              0              0              0                0              0
     S&P
                       A-            BBB+           BBB            BBB-              BB+          Below BB+
    Rating
----------------   or higher
                  -----------  -------------  -------------  ---------------  ---------------  --------------
    Moody's
    Rating            A3             Baa1           Baa2            Baa3              Ba1          Below Ba1
                   or higher

---------------- -------------  -------------  ---------------  ---------------  ------------- --------------
    Margin           0.625%         0.875%         1.125%          1.375%           1.625%           1.875%
------------------------------------------------------------------------------------------------------------------


                  If the rating system used to ascribe either the S&P Rating or the Moody's Rating shall change prior to the Termination Date, the Borrowers and the Bank shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system.


                  "Margin Stock" shall have the meaning given such term in Regulation U promulgated by the Federal Reserve Board.


                  "Material Adverse Effect" means a material adverse change in, or a material adverse effect upon the financial condition or results of operations of Pittston and its Subsidiaries taken as a whole that would impair the Borrowers' and Pittston's ability to perform their respective obligations under this Agreement and the Guaranties.

                  "Material Domestic Subsidiary" means any Subsidiary of Pittston which (a) is organized under the laws of the United States, any state thereof or the District of Columbia and (b) together with its Subsidiaries, (i) owns more than twenty percent (20%) of Consolidated Total Assets or (ii) accounts for more than twenty percent (20%) of Consolidated EBITDA.


                  "Multiemployer Plan" shall mean a Multiemployer plan within the meaning of Section 4001(a) (3) of ERISA to which any Borrower or any ERISA Affiliate is making, has made, is accruing or has accrued an obligation to make, contributions within the preceding six years.


                  "Moody's  Rating"  means  the  rating  ascribed  by  Moody's
         Investors  Service,   Inc.  to  the Guarantor's  unsecured,  non
         credit-enhanced long-term debt for borrowed money (whether senior or subordinated).

                  "Note" means any promissory note executed by a Borrower in favor of the Bank or any other Lending Office pursuant to Section 2.01(e).


                  "Obligations"  means all Loans,  Letter of Credit  Obligations and other  indebtedness,  advances,  Debts,  liabilities,  obligations, covenants and duties owing by a Borrower to the Bank, any Lending Office or any other Person required to be indemnified by that Borrower under any Loan Document, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement, under any other Loan Document, whether arising under, out of, or in connection with, any checks, notes, drafts, bills of exchange, acceptances, orders, instruments of guarantee and indemnity or other instruments for the payment of money, or in any other manner and also including any other document made, delivered or given in connection therewith, and each other obligation and liability, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, of any Borrower to the Bank or any other Lending Office arising under any Loan Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Bank, including, without limitation, allocated costs of staff counsel) or otherwise, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.


                  "PBGC" shall mean the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.


                  "Pension Plan" means any employee pension benefit plan (within the meaning of Section 3(2) of ERISA), other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and is maintained for the employees of Pittston or any of its ERISA Affiliates.


                  "Person" means an individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.


                  "Pittston Credit Agreement" means that certain $350,000,000 Credit Agreement, dated as of September 6, 2002, among Pittston (as borrower), certain of its subsidiaries, as guarantors, the lenders party thereto, and JPMorganChase, as administrative agent, as it may be amended, supplemented or otherwise modified from time to time hereafter.


                  "Pittston Minerals Group" means Pittston Minerals Group, Inc., and its Subsidiaries.

                  "Plan" shall mean a pension plan within the meaning of Section 3 (2) of ERISA subject to Title IV of ERISA which any Borrower or any ERISA Affiliate maintains or to which any Borrower or any ERISA Affiliate contributes other than a Multiemployer Plan.


                  "Reimbursement Obligation" means in respect of any Letter of Credit at any date of determination, the aggregate amount of all drawings under such Letter of Credit honored by the issuing Lending Office and not theretofore reimbursed by the relevant Borrower or by the Guarantor.


                  "Reportable Event" shall have the meaning attributed thereto in Section 4043 of ERISA but shall not include any event for which the 30-30 requirement in Section 4043 of ERISA has been waived under regulations of the PBGC.


                  "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of a court or an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.


                  "Responsible Officer" means the chief executive officer, president, chief financial officer or treasurer of a Borrower or the Guarantor, or any other officer having substantially the same authority and responsibility.


                  "Restricted Subsidiary" means:

     (i) any Subsidiary of Pittston at the date of this Agreement other than a Subsidiary designated as an Unrestricted Subsidiary in Schedule 1.1(b) to the Pittston Credit Agreement;

     (ii) any Material Domestic Subsidiary of the Borrower;

     (iii) any Subsidiary of Pittston that is a Guarantor;

     (iv) any Subsidiary of Pittston that owns, directly or indirectly, any of the capital stock of any Guarantor; and

                           (v) any Person that becomes a Subsidiary of Pittston after the date hereof unless prior to such Person becoming a Subsidiary the board of directors of Pittston designates such Subsidiary as an Unrestricted Subsidiary, in accordance with the following paragraph.


         A Restricted Subsidiary (other than any Material Domestic Subsidiary, any Subsidiary that is a Guarantor or any Subsidiary that owns, directly or indirectly, any of the capital stock of any Guarantor) may be designated by the board of directors of Pittston as an Unrestricted Subsidiary by written notice to the Bank, but only if (a) the Subsidiary owns no shares, directly or indirectly, of Pittston or any Restricted Subsidiary and (b) immediately after such designation, the Leverage Ratio is not greater than 0.55 to 1.00 and the Interest Coverage Ratio is at least 3.00 to 1.00. An Unrestricted Subsidiary may be designated by the board of directors of Pittston as a Restricted Subsidiary by written notice to the Bank, but only if immediately after such designation (x) the Borrower shall be in compliance with Section 7.02(b) and (y) the Leverage Ratio is not greater than 0.55 to 1.00 and the Interest Coverage Ratio is at least 3.00 to 1.00.


                  "Sale and Leaseback Transaction" means the sale by Pittston or a Restricted Subsidiary to any Person (other than the Borrowers) of any property or asset and, as part of the same transaction or series of transactions, the leasing as lessee by Pittston or any Restricted Subsidiary of the same or another property or asset which it intends to use for substantially the same purpose.


                  "S&P Rating" means the rating ascribed by Standard & Poor's Corporation to the Guarantor's unsecured, non credit-enhanced long-term debt for borrowed money (whether senior or subordinated).


                  "Subsidiary"  means, with respect to any Person (the "parent")
         at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise qualified, references to "Subsidiary" or "Subsidiaries" herein shall refer to those of Pittston.


                  "Support Obligation" means, with respect to any person, at any date without duplication, any Debt of another Person that is guaranteed, directly or indirectly in any manner, by such Person or endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted with recourse by such Person or any Debt of another Person that has the substantially equivalent or similar economic effect of being guaranteed by such Person or of otherwise making such Person contingently liable therefor, through an agreement or otherwise, including, without limitation, an agreement (i) to purchase, or to advance or supply funds for the payment or purchase of, such Debt, or (ii) to make any loan, advance, capital contribution or other investment in such other Person to assure a minimum equity, asset base, working capital or other balance sheet condition for any date, or to provide funds for the payment of any liability, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in such other Person (unless such investment is expected to constitute a permitted investment under Section 7.02(j)).


     "Taxes" has the meaning assigned thereto in Section 4.01(a).


     "Termination Date" has the meaning assigned thereto in Section 2.01. "United States" and "U.S." each means the United States of America.

     "Unrestricted Subsidiary" means any Subsidiary other than a Restricted Subsidiary.


     "Withholding Taxes" has the meaning assigned thereto in Section 4.01(a).


         1.02 Accounting Principles.02 Accounting Principles.02 Accounting Principles.02 Accounting Principles. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Bank hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.03, consistent with the annual audited financial statements referenced in Section 6.07); provided, however, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Bank shall so object in writing within 60 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by Pittston to the Bank as to which no such objection shall have been made.

                                   ARTICLE
                             LOANS AND ALLOCATIONS

         2.01  Amounts  and  Terms  of   Commitment.01   Amounts  and  Terms  of
Commitment.01 Amounts and Terms of Commitment.01 Amounts and Terms of Commitment. Bank agrees to make available to the Borrowers, including Pittston, from the Effective Date until December 20, 2005 or until such earlier date on which the Bank terminates the Commitment pursuant to Section 8.02(a) or BAX, Brink's and Pittston terminate the Commitment pursuant to Section 2.05(a) (the "Termination Date"), committed funds in an aggregate amount of $45,000,000 (subject to reduction pursuant to Section 2.05(a) and Section 7.01) on the terms and conditions set forth in this Agreement, as follows:


                  (a) Facility Advances(a) Facility Advances(a) Facility Advances(a) Facility Advances. The Facility may be drawn upon by the Borrowers for Loans or Letters of Credit (collectively, "Advances") from the Effective Date until the Termination Date in an aggregate principal amount not to exceed $45,000,000 (subject to reduction pursuant to Section 2.05(a)) at any time outstanding.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  (b)  Facility   Allocations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           (i) The initial allocations of the Commitment among the Covered Subsidiaries on Schedule B-1 attached hereto in the amounts set forth thereon. The allocation of a portion of the Commitment to a Covered Subsidiary shall not affect the availability to the Borrowers of any unused and unallocated portion of the Commitment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           (ii) At any time and from time to time after the Effective Date, BAX and Brink's may by written notice to the Bank request the amendment of Schedule B-1 to modify the allocation of the Commitment among the Borrowers and Covered Subsidiaries, as Schedule B-1 may be amended or supplemented by the Borrowers from time to time. Any such request shall state the name and address of the relevant Subsidiary and the country in which a credit extension is contemplated. The Bank, after consultation with the relevant branch or Affiliate, shall notify the requesting Borrower as soon as reasonably practicable whether it accepts such re-allocation and shall advise the Borrowers in writing of the amount of such re-allocation. The Bank shall not be obligated in any way to accept any requested amendment to Schedule B-1. The determination by the Bank of the Dollar Equivalent with respect to any credit extensions in a currency other than US Dollars shall be conclusive and binding upon the Borrowers; the Bank may readjust the Dollar Equivalent periodically as provided in Section 2.04 (b) and
         Section 2.06(b)(provided it agrees not to make any such readjustment unless the Dollar Equivalent of Loans, Letter of Credit Obligations and allocations exceeds the Commitment by 3% or more and the Bank agrees to give the Borrowers prompt written notice of any such readjustment). The Bank's relevant branch or Affiliate and the relevant Covered Subsidiary shall be free to structure each individual credit transaction in accordance with all relevant law, local custom and practice, including pricing and collateral, provided the Guaranties of the relevant Guarantors shall apply to all such extensions of credit.  Any portions
         of the Commitment allocated as hereinabove provided shall be unavailable for use by any of the Borrowers and for further allocation until such time as the Bank notifies the Borrowers of reinstated availability. The Bank shall be entitled to demand cash collateral from the relevant Guarantor with respect to the principal of any obligations of any Covered Subsidiaries (but not with respect to interest, fees and the like with respect to any such obligations) incurred in respect to credit extensions contemplated by this Agreement which the Bank reasonably determines may be outstanding beyond the Termination Date or outstanding after any such Covered Subsidiary ceases to qualify as a Subsidiary (in the latter case, the providing of cash collateral shall not be required until 30 days after the Bank so requests). Cash collateral shall be by means of a deposit of immediately available funds in an amount equal to the aggregate principal amount of any such obligations in a non-interest bearing account with the Bank. Any failure to provide cash collateral in accordance with this Section 2.01(b)(ii) shall, upon written notice from the Bank, be an Event of Default hereunder.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     - 53 -

--------------------------------------------------------------------------------
                  (c) Documentation for LoansDocumentation for LoansDocumentation for LoansDocumentation for Loans. Each Loan may be evidenced by (a) one or more master promissory notes in form and substance acceptable to the relevant Lending Office or (b) by loan accounts maintained by such Lending Office. The records attached as grids to the promissory notes and the loan account and account records shall be conclusive evidence, absent manifest error, of the amount of the Loans and the interest and payments thereon. Any failure to record or any error in doing so shall not, however, increase, limit or otherwise affect the obligation hereunder of any Borrower to pay any amount owing with respect to the Loans.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        2.02 Procedure for Incurring Loans.02 Procedure for Incurring Loans.02 Procedure for Incurring Loans.02 Procedure for Incurring Loans. Each Loan shall be made upon the request of a Borrower to the relevant Lending Office (which request must be received by such Lending Office not later than 11:00 a.m. (local time), unless otherwise agreed by such Lending Office, (a) on the requested borrowing date, in the case of Base Rate Loans, and (b) three Business Days prior to the requested borrowing date, in the case of LIBOR Rate Loans, specifying (i) the principal amount of the Loan, (ii) the requested borrowing date, which shall be a Business Day; (iii) whether the Loan is to be a Base Rate Loan or a LIBOR Rate Loan; and (iv) if the requested Loan is a LIBOR Rate Loan, the duration of the Interest Period applicable to such Loan. If the notice of borrowing shall fail to specify the duration of the Interest Period for any LIBOR Rate Loan, such Interest Period shall be one month.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         2.03 Conversion and Continuation Elections with Respect to Outstanding Loans.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  (a) Any Borrower may upon irrevocable written notice to the applicable Lending Office in accordance with Section 2.03(b):

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  (i) elect to convert, on any Business Day, any Base Rate Loan made to such Borrower into a LIBOR Rate Loan; or

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  (ii) elect to convert, on the last day of any Interest Period therefor, any LIBOR Rate Loan made to such Borrower into a Base Rate Loan; or

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  (iii) elect, on the last day of the Interest Period with respect to any LIBOR Rate Loan made to such Person, to continue such Loan as a LIBOR Rate Loan denominated in the same currency for an additional Interest Period.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  (b) Any Borrower wishing to convert or continue a Loan as described in Section 2.03(a) shall deliver by fax, a notice of conversion or continuation (which notice must be received by the applicable Lending Office not later than 11:00 a.m. (local time), unless otherwise agreed by such Lending Office) (i) on the date of conversion of a LIBOR Rate Loan into a Base Rate Loan, (ii) four Business Days prior to the date of conversion of a LIBOR Rate Loan; and
         (iii) four Business Days prior to the date of continuation of a LIBOR Rate Loan, specifying:

-----------------------------------------------------------------
-----------------------------------------------------------------
            (A)  the proposed date of conversion or continuation;
-----------------------------------------------------------------
--------------------------------------------------------------------------------
            (B)  the aggregate amount of Loans to be converted or continued;
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            (C)  the nature of the proposed conversion or continuation; and
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            (D) the duration of any requested Interest Period. If the notice of conversion or continuation shall fail to specify the duration of the Interest Period for any LIBOR Rate Loan, such Interest Period shall be one month.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           (c) During the existence of a Default or Event of Default, the Bank may demand that any or all of the then-outstanding LIBOR Rate Loans be converted upon their expiration into Base Rate Loans. Such conversion shall continue to be in effect so long as such Default or Event of Default continues to exist.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         2.04 Termination or Reduction of the Commitment.04 Termination or Reduction of the Commitment.04 Termination or Reduction of the Commitment.04 Termination or Reduction of the Commitment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  (a) The Borrowers may, upon not less than three Business Days' prior notice to the Bank (i) terminate the Commitment upon full prepayment of all outstanding Advances and upon the termination of all allocations theretofore accepted by the Bank or the providing of cash collateral in all respects satisfactory to the Bank in order to fully collateralize the obligations of the Guarantors under the Guaranties or
         (ii) permanently reduce the Commitment to an amount not less than the Dollar Equivalent of the principal amount of all Advances outstanding on the reduction date and all allocations of Commitment not theretofore terminated. If the Commitment is terminated in its entirety under this
         Section 2.04(a), all accrued and unpaid commitment fees to, but not including, the effective date of such termination shall be payable on the effective date of such termination without any premium or penalty.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  (b) For the purpose of ensuring compliance with the maximum amount available under the Commitment, the Bank shall on each date of a voluntary reduction of the Commitment under Section 2.04(a) and on the last Business Day of each calendar quarter, determine the Dollar Equivalent of the principal amount of all existing allocations and then-outstanding Advances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         2.05 Optional Prepayments.05 Optional Prepayments.05 Optional Prepayments.05 Optional Prepayments. Subject to Section 4.04, any Borrower may, at any time or from time to time, upon at least three Business Days' notice to the applicable Lending Office, prepay Loans made to it in whole or in part. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Base Rate Loans, LIBOR Rate Loans or any combination thereof. No such notice shall be revocable by any Borrower after being given. Once such notice is given by any Borrower, such Borrower shall make such prepayment, and the payment amount specified in such notice shall be due and payable, on the date specified therein, together (only in the case of prepayments of LIBOR Rate Loans) with accrued interest to each such date on the amount prepaid and the amounts, if any, required pursuant to Section 4.04.

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         2.06  Repayment  of  Principa
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                  (a) Each  Borrower  shall  repay on the  Termination  Date the principal amount of the Loans made to it.

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                  (b) In the  event  that  the  Bank  determines,  based  on its computation made in accordance with Section 2.04(b) or at any other time that the Dollar Equivalent of the then-outstanding Loans, Letter of Credit Obligations and allocations exceeds the Commitment, the Bank shall give notice to the Borrowers of such fact and of the amount of such excess (provided that the Bank agrees that no such notice shall be given unless the Dollar Equivalent of the Loans, Letter of Credit Obligations and allocations exceeds the Commitment by 3% or more). Within 30 days after the date on which the Borrowers receive such notice, they shall prepay Loans or collateralize the Letter of Credit Obligations or allocations with cash (as set forth below), in the aggregate amount of such excess. Any such prepayment of LIBOR Rate Loans shall be made together with interest on the principal amount thereof and any amount required to be paid in connection therewith pursuant to Section 4.04. Any prepayments pursuant to this Section
         2.06(b)  shall  be  applied,   first,  to  any  Base  Rate  Loans  then
         outstanding, second, to LIBOR Rate Loans having Interest Periods ending on the date of such prepayment, and third, to the extent that the amounts referred to in clauses "first" and "second" are not sufficient to satisfy the entire prepayment requirement under this Section 2.06(b) or there are no such Loans outstanding on the date such prepayment would be required, then the remaining amount that would be required to be prepaid under this Section 2.06(b) shall be deposited in a cash collateral account maintained by the Bank, to be held as security for the Obligations hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Bank and the Borrowers, and to be applied to the prepayment of LIBOR Rate Loans at the end of the respective Interest Periods therefor and to the payment of Reimbursement Obligations as the same become due.

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         2.07  Interest.07  Interest.07  Interest.07  Interest.
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                  (a)  Subject  to Section  2.07(c),  each Loan made by the Bank shall bear interest on the outstanding principal amount thereof from the date when made until it becomes due at a rate per annum equal to the LIBOR Rate plus the applicable Margin or the Base Rate per annum.

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                   (b) Interest on each Loan shall be payable in arrears on each
         Interest Payment Date. Interest shall also be payable on the date of any prepayment of LIBOR Rate Loans pursuant to Section 2.05 for the
         portion  of  such  Loans  so  prepaid  and  upon   payment   (including
         prepayment) in full of LIBOR Rate Loans; provided, however, that interest payable pursuant to Section 2.07(c) shall be payable on demand.

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                  (c) While there shall be any default  hereunder in the payment of principal, interest, fees or any other amount owing hereunder or after acceleration, each Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Obligations of such Person that are due and unpaid, at a rate per annum determined by adding 2% per annum to the interest rate then in effect for the applicable type of Loan and in the case of Obligations other than Loans, at a rate per annum equal to the Base Rate plus 2%; provided, however, that, on and after the expiration of any Interest Period applicable to any LIBOR Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus 2%.

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                  (d)  Anything  herein  to the  contrary  notwithstanding,  the obligations of the Borrowers hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the relevant Lending Office would be contrary to the provisions of any applicable law limiting the highest rate of interest which may be lawfully contracted for, charged or received by the relevant Lending Office, and in such event the Borrowers shall pay the relevant Lending Office interest at the highest rate permitted by applicable law.

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         2.08  Fees.
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                  (a) Commitment  Fee(a)  Commitment  Fee(a)  Commitment  Fee(a)
         Commitment Fee. Pittston shall pay to the Bank a commitment fee in Dollars computed at a rate per annum equal to the Commitment Fee Rate on the average daily unused and unallocated portion of the Commitment, computed on a quarterly basis in arrears on the last day of each calendar quarter. Such commitment fees shall accrue from the Effective Date to the Termination Date and shall be due and payable quarterly in arrears on the fifth Business Day following receipt of an invoice from the Bank, with the final payment to be made on the Termination Date. The commitment fee shall accrue at all times after the Effective Date, including at any time during which one or more conditions in Article V are not met. For purposes of computing utilization and allocations of the Commitment, the Dollar Equivalent of any outstanding amount that is not denominated in Dollars shall be determined as of the last day of each calendar quarter.

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                  (b)  Letter  of  Credit  Fees
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                           (i) Each  Borrower  shall pay to the Bank a letter of
                  credit fee equal to (A) in the case of a Performance Letter of Credit issued by the Bank for the account of such Borrower, an amount equal to one half of the Margin per annum on the amount from time to time available to be drawn under such Performance Letter of Credit, and (B) in the case of a Financial Letter of Credit issued by the Bank for the account of such Borrower, equal to the Margin per annum on the amount from time to time available to be drawn under such Financial Letter of Credit. Such fee shall accrue on such amount from the date of issuance of each Letter of Credit (with such issuance date being deemed to be the Effective Date in the case of the Outstanding Letters of Credit that are to be continued hereunder as Performance Letters of Credit or Financial Letters of Credit) until its expiration date, taking into account any extensions of the expiration date beyond the initial expiration date. Such fee shall be payable quarterly in arrears on the last day of each calendar quarter and on the date each Letter of Credit expires or is fully drawn.

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                           (ii) In addition to the letter of credit fees due the
                  Bank hereunder, each Borrower shall pay to any Lending Office issuing a Letter of Credit any standard amendment, negotiation or other fees as such Lending Office may request at the time such Letter of Credit is issued or amended.

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                    (c)  Arrangement  Fee. The Borrowers shall pay
         to the Bank an arrangement fee in the amount of $115,000 on the Effective Date.
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                  (d)  Administrative   Fee.  In  the  event  the  Bank  permits
         Obligations of any of the Guarantors to be cash collateralized as contemplated in Section 2.01(b) or to permit any Letter of Credit to expire after the Termination Date as contemplated in Section 3.02(b), the Bank may in its discretion notify Pittston in writing that it elects to collect an administrative fee of up to $5000 for each such collateralized Obligation and each extension of a Letter of Credit beyond the Termination Date. All such administrative fees shall be payable upon demand and prior to the Bank's acceptance of cash collateral or any such extension.

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                  2.09  Computation  of Fees and  Interest.
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                  (a) All  computations  of interest  payable in respect of Base
         Rate Loans at all times as the Base Rate is determined by the Bank's "reference" or "prime" rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest under this Agreement shall be made on the basis of a 360-day year and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from and including the first day thereof to but excluding the last day thereof.

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                  (b)  Each  determination  of an  interest  rate  by  the  Bank pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowers in the absence of manifest error.

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         2.10 Payments by the  Borrowers.
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                  (a) All  payments  (including  prepayments)  to be made by any
         Borrower on account of Obligations shall be made without set-off or counterclaim and shall, except as otherwise expressly provided herein, be made to the relevant Lending Office, in the currency in which the
         relevant  type  of  Obligation  was   denominated  and  in  immediately
         available funds, no later than 12:00 noon (local time) unless otherwise agreed, on the date specified herein. Any payment which is received by a Lending Office later than 12:00 noon (local time) shall be deemed to have been received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue.

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                  (b) Whenever any payment  hereunder  shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be, subject to the provisions set forth in the definition of "Interest Period" herein.

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         2.11  Certain   Obligations   Guaranteed.
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                                   ARTICLE III

                                LETTERS OF CREDIT
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         3.01 The  Letters of Credit  Commitment.
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                  (a)  Letters  of Credit  denominated  in  Dollars or any other
         Approved Currency may be issued under the Commitment for the following purposes: (i) "Financial Letters of Credit" may be issued to any Person other than an Affiliate to secure the payment by any Person of its financial obligations, or to provide counter or "back-up" guarantees in
         support  of  bank  guarantees,   Letters  of  Credit  or  other  credit
         facilities afforded to a Borrower, or to support local currency borrowings outside the United States, and (ii) "Performance Letters of Credit" may be issued to secure the performance by any Person of its
         obligations,   or  to  guaranty  or   otherwise   secure  any  Person's
         obligations relating to a bid, advance payment or security deposit, retention release, custom and duty deferment guaranty or bond, warranty or performance bond or other guaranty and shall include Commercial Letters of Credit.

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                  (b) The Letter of Credit Obligations set forth on Schedule B-2 hereto are outstanding under the 1999 Revolving Facility. All such Letter of Credit Obligations shall be deemed outstanding hereunder upon the Effective Date. With respect to any such Letter of Credit Obligations that are not Letter of Credit Obligations of a Borrower hereunder, they shall, upon the effectiveness of this Agreement, become joint and several obligations of BAX or Brink's, as the case may be, upon the terms and conditions hereof and as particularly set forth on Schedule B-2. It is understood and agreed by the Bank and by Brink's and BAX, respectively, that Brink's shall only be jointly and severally liable with the entities set opposite its name on Schedule B-2 and that BAX shall only be jointly and severally liable with the entities set opposite its name on Schedule B-2; Brink's shall not be jointly and severally liable with any entity set opposite BAX's name and BAX shall not be jointly and severally liable with any entity set opposite Brink's name; nor shall BAX be jointly and severally liable with Brink's.

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         3.02  Terms  of the  Letters  of  Credit.02  Terms  of the  Letters  of
Credit.02 Terms of the Letters of Credit.02 Terms of the Letters of Credit.

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                  (a)  Performance  Letters of Credit issued after the Effective
         Date shall not have a term exceeding one year.

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                  (b) No Letter of Credit  may expire  (including  all rights of renewal) later than the Termination Date, provided, however, that the Bank in its discretion may elect to, issue Letters of Credit that expire after the Termination Date, upon terms and conditions acceptable to the Bank, including without limitation, cash collateral provisions, it being understood and agreed that this Agreement shall remain in full force and effect with respect to all such Letters of Credit until they have expired and all related Letter of Credit Obligations have been paid in full. Without limiting the generality of the foregoing, the applicable Borrower will cash collateralize each Letter of Credit that remains outstanding and undrawn as of the Termination Date by deposit of immediately available funds in an amount equal to the undrawn amount of such Letter of Credit in a non-interest-bearing account maintained with the Bank; provided, however, that subject to the proviso in
         Section 8.02, the obligation to so cash collateralize any Letter of Credit having a stated expiry date occurring after the Termination Date shall arise only upon the Bank's request to the applicable Borrower. If any Letter of Credit that is to be cash collateralized is denominated in an Approved Currency other than Dollars, the amount so deposited shall, if requested by the Bank, be the Dollar Equivalent of the undrawn amount of such Letter of Credit as of the Termination Date. The Bank may, at any time and from time to time after the initial deposit of cash collateral, require that additional cash collateral be provided in order to protect against the results of exchange rate fluctuations.

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         3.03  Procedure for Issuance of the Letters of Credit.03  Procedure for
Issuance of the Letters of Credit.03 Procedure for Issuance of the Letters of Credit.03 Procedure for Issuance of the Letters of Credit.

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                  (a) Each  Letter of Credit  to be issued  after the  Effective
         Date shall be issued upon the request of a Borrower received by the Bank and any other relevant Lending Office not later than 12:00 noon (local time), three (3) Business Days prior to the requested date of issuance.

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                  (b) Each  request for  issuance of a Letter of Credit shall be made in writing by fax and confirmed by delivery of the original executed Letter of Credit Application and Agreement, in the Bank's standard form or a similar form if the relevant Lending Office uses a different form (each, an "L/C Application"), not later than one (1) Business Day thereafter. Each request for issuance of a Letter of Credit and each L/C Application shall specify, among other things: (i) the proposed date of issuance (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the date of expiration of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) whether the Letter of Credit is to be a Financial Letter of Credit or a Performance Letter of Credit.

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                  (c)Any  request  for an  amendment  to  any  previously-issued
         Letter of Credit shall be received by the Lending Office which issued the Letter of Credit not later than 12:00 noon (local time), unless otherwise agreed by the Lending Office, two (2) Business Days prior to the date of the proposed amendment in writing by fax. Each written request for an amendment to a previously-issued Letter of Credit made by fax shall be in the form of the relevant L/C Application signed by the relevant Borrower and, unless otherwise agreed by the Lending Office which issued the Letter of Credit in accordance with the provisions of Section 3.02(b), shall not request an extension beyond the relevant Termination Date described in said Section. Amendments and extensions shall be at the sole discretion of the Lending Office which issued the Letter of Credit.

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                  (d)  Notwithstanding  any provision of any L/C  Application to the contrary, in the event of any conflict between the terms of any such L/C Application and the terms of this Agreement, the terms of this Agreement shall control with respect to payment obligations, events of default, representations and warranties, and covenants, except that such L/C Application may provide for further warranties relating specifically to the transaction or affairs underlying such Letter of Credit.

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         3.04 Drawings and  Reimbursements..04  Drawings and  Reimbursements..04
Drawings and Reimbursements..04 Drawings and Reimbursements. Each Borrower hereby unconditionally and irrevocably agrees to reimburse the relevant Lending Office for each payment made by such Lending Office under any Letter of Credit issued for the account of such Borrower; such reimbursement shall be due and payable on the date the relevant Lending Office makes such payment under such Letter of Credit. If such reimbursement payment is not made when due, the Borrower shall be deemed to have timely made a request to the Bank for a Base Rate Loan on such date in an amount equal to the Dollar Equivalent of the amount of such draft paid, together with any fees owing to the Bank pursuant to Section 2.08(b) (to the extent such drawn amount and fees, when aggregated with the principal amount of all other Advances then outstanding and allocations then existing, do not exceed the Commitment) and, regardless of whether or not the
conditions   precedent  specified  in  Article  V  (except  5.02(c))  have  been satisfied, the Bank shall be deemed to have made a Base Rate Loan in such amount, the proceeds of which shall be deemed to have satisfied the related Reimbursement Obligations. Interest shall be payable on any such Base Rate Loan at the Base Rate.

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         3.05 Reimbursement  Obligations Absolute.05  Reimbursement  Obligations
Absolute.05 Reimbursement Obligations Absolute.05 Reimbursement Obligations Absolute. The obligations of the Borrowers to reimburse the Lending Office for payments made by such Lending Office under any Letter of Credit honoring a demand for payment by the beneficiary thereunder shall be irrevocable, absolute and unconditional under any and all circumstances, including the following circumstances:

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     (a) any lack of validity or enforceability of this Agreement, any Letter of
Credit, any L/C Application or any other agreement or instrument relating thereto (collectively, the "L/C Related Documents");
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     (b) any change in the time,  manner or place of payment of, or in any other term of, all or any of the obligations of any Borrower in respect of any Letter of Credit or any other amendment or waiver of or any consent to or departure from all or any of the L/C Related Documents;

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     (c) the  existence of any claim,  set-off,  defense or other right that any
Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Bank, any Lending Office or any other Person, whether in connection with this Agreement, the transactions contemplated by the L/C Related Documents or any unrelated transaction;

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     (d) any draft, certificate, statement or other document presented under any
Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect other than if such payment resulted from the gross negligence or willful misconduct of the relevant Lending Office;

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     (e)  payment  by the  relevant  Lending  Office  under any Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit other than if such payment resulted from the gross negligence or willful misconduct of the relevant Lending Office;
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     (f) any release or amendment or waiver of or consent to departure  from any guaranty, for all or any of the obligations of any Borrower in respect of any Letter of Credit; or
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     (g) any other circumstance or happening whatsoever,  whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or any account party other than a circumstance constituting gross negligence or willful misconduct on the part of the relevant Lending Office.

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


                                   ARTICLE IV

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                    TAXES, YIELD PROTECTION AND ILLEGALITY

         4.01  Taxes.
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                  (a) Payments made hereunder and under any instrument  executed hereunder  shall be made free and clear of, and without  deduction for,
         any  and  all  present  or  future  taxes,  levies,  imposts,   duties,
         deductions, withholding and similar charges ("Taxes") excluding, in the case of the Bank, each Lending Office and each Assignee, Taxes (including franchise or receipts taxes) imposed on or in respect of its net income, capital, or receipts, by the jurisdiction (or any political subdivision thereof) under the laws of which the Bank or such Lending Office or Assignee (as the case may be) (A) is organized, (B) has its principal place of business, or (C) is, through an office or other fixed place of business, deemed to be doing business or maintaining a permanent establishment under any applicable income tax treaty (such non-excluded Taxes being "Withholding Taxes"). If any Borrower shall be required by law to deduct any Withholding Taxes from or in respect of any sum payable hereunder or under any instrument executed hereunder, such Borrower:

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     (i) shall pay to the Bank,  Lending Office or Assignee an additional amount so that the net amount received and retained by the Bank, Lending Office or Assignee after taking into account such Withholding Taxes (and any additional Withholding Taxes payable on account of any additional payment called for by this sentence) will equal the full amount which would have been received and retained by the Bank, Lending Office or Assignee as if no such Withholding Taxes been paid, deducted, or withheld;

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     (ii) shall make such deductions; and
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     (iii) shall pay the full amount deducted to the relevant  taxing  authority or other authority in accordance with applicable law.

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                  (b) Each  Borrower  will furnish the Bank,  Lending  Office or
         Assignee  original  Withholding  Tax  receipts,   notarized  copies  of
         Withholding Tax receipts or such other appropriate documentation as will prove payment of tax in a court of law applying U.S. Federal Rules of Evidence for all Taxes paid by such Borrower pursuant to Section 4.01(a). The relevant Borrower will deliver such receipts within a reasonable period after payment of any Withholding Taxes, but in no event later than 60 days after the due date for the related Withholding Tax.

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                  (c) If the Bank,  Lending  Office or Assignee is entitled to a refund or credit of Withholding Tax, it shall use reasonable efforts to pursue such refund (and interest with respect thereto), and if it receives such refund or credit, shall pay to the relevant Borrower the amount of the refund or credit (and interest with respect thereto) actually received.

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                  (d) The Bank,  Lending Office or Assignee shall use reasonable
         efforts   (consistent  with  its  internal  policies,   and  legal  and
         regulatory restrictions) to change the jurisdiction of its relevant Lending Office if such change would avoid or reduce any Withholding Tax; provided that no such change of jurisdiction shall be made if, in the reasonable judgment of the Bank, such Lending Office or such Assignee, such change would be disadvantageous to the Bank, such Lending Office or such Assignee, as the case may be.

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                  (e) The Bank  agrees  that it will  deliver to the  Borrowers,
         within  30  days  after  the  execution  of  this   Agreement   (unless
         theretofore so delivered) and as may be reasonably required from time to time by applicable law or regulation, United States Internal Revenue Service Forms W-8BEN and/or W-8EC1 (or successor Forms) or such other form, if any, as from time to time may permit the Borrowers to demonstrate that payments made by the Borrowers to the Bank under this Agreement either are exempt from United States Federal Withholding Taxes or are payable at a reduced rate (if any) specified in any applicable tax treaty or convention.

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         4.02  Illegality.02  Illegality.02  Illegality.02  Illegality.
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     (a) If the Bank shall determine that the introduction of any Requirement of
Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for the Bank or any other relevant Lending Office to make LIBOR Rate Loans or to issue Letters of Credit, then, on notice thereof by the Bank to the Borrowers, the obligation of the Bank to make LIBOR Rate Loans or to issue Letters of Credit, as the case may be, shall be suspended until the Bank shall have notified the Borrowers that the circumstances giving rise to such determination no longer exist.

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     (b) If the Bank shall  determine  that it is unlawful to maintain any LIBOR
Rate Loan, the affected Borrowers shall prepay in full all LIBOR Rate Loans then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if the Bank may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such LIBOR Rate Loans, together with any amounts required to be paid in connection therewith pursuant to Section 4.04.

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--------------------------------------------------------------------------------
     (c) The Bank shall immediately notify the Borrowers of any event described in (a) or (b) above.
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--------------------------------------------------------------------------------
         4.03 Increased Costs and Reduction of Return; Additional Interest on LIBOR Rate Loans.03 Increased Costs and Reduction of Return; Additional Interest on LIBOR Rate Loans.03 Increased Costs and Reduction of Return; Additional
Interest on LIBOR Rate Loans.03 Increased Costs and Reduction of Return; Additional Interest on LIBOR Rate Loans.

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--------------------------------------------------------------------------------
                  (a) If the Bank shall  determine  that,  due to either (i) the
         introduction   of  any  Requirement  of  Law,  or  any  change  in  any
         Requirement of Law or in the interpretation or administration thereof or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to the Bank or any Lending Office of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then the relevant Borrowers shall be liable for, and shall from time to time, upon written request therefor by the Bank, pay to the Bank additional amounts as are sufficient to compensate the Bank or such Lending Office for such increased costs.

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--------------------------------------------------------------------------------
                  (b)  If  the  Bank   shall  have   determined   that  (i)  the
         introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or other relevant Lending Office) or any corporation controlling the Bank, with any Capital Adequacy Regulation affects or would affect the amount of capital required or expected to be maintained by the Bank, any Lending Office or any corporation controlling the Bank and (taking into consideration the Bank's and such controlling corporation's policies with respect to capital adequacy and the Bank's desired return on capital) and determines that the amount of such capital is increased as a consequence of Advances under this Agreement, then, upon written request of the Bank, the Borrowers shall immediately pay to the Bank or the relevant Lending Office, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank or such Lending Office for such increase.

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--------------------------------------------------------------------------------
                  (c) Each Borrower shall pay to the Bank, as long as the Bank shall be required under Federal Reserve Board regulations to maintain reserves with respect to liabilities or assets consisting of or
         including   Eurocurrency   funds  or  deposits   (currently   known  as
         "Eurocurrency liabilities"), additional costs on the unpaid principal amount of all LIBOR Rate Loans made by the Bank to such Borrower equal to the actual costs of such reserves allocated to each such Loan by the Bank (as determined by the Bank in good faith, which determination shall be conclusive absent manifest error), payable on each Interest Payment Date with respect to each such Loan, provided that such Borrower shall have received at least 15 days' prior written notice of such additional costs from the Bank. If the Bank fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall accrue and be payable 15 days from receipt of such notice.

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--------------------------------------------------------------------------------
                  (d) The Bank will notify each Borrower of any event occurring after the date hereof which will entitle the Bank or any Lending Office to compensation from such Borrower pursuant to this Section 4.03 as
         promptly  as  practicable   after  it  obtains  knowledge  thereof  and
         determines to request such compensation, and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation. If the Bank requests compensation under this Section 4.03, the relevant Borrowers may, by notice to the Bank, require that: (x) the Bank furnish to the relevant Borrowers a statement setting forth the basis for requesting such compensation and the method for determining the amount thereof or (y) the Loans of the type with respect to which such compensation is requested be either prepaid or converted into another type.

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         4.04 Funding  Losses.04  Funding  Losses.04  Funding  Losses.04 Funding
Losses. Each Borrower agrees to reimburse the Bank and to hold the Bank and any relevant Lending Office harmless from any loss or expense which the Bank may sustain or incur as a consequence of:

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--------------------------------------------------------------------------------
     (a) the failure by such Borrower to make any payment or prepayment of principal of any LIBOR Rate Loan when due (including payments made after any acceleration thereof);

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     (b) the failure by such Borrower to borrow, continue or convert a Loan after such Borrower has given (or is deemed to have given) a notice of borrowing or a notice of conversion or continuation;

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     (c) the failure by such Borrower to make any prepayment after such Borrower has given a notice in accordance with Section 2.05;

--------------------------------------------------------------------------------
     (d) the prepayment of a LIBOR Rate Loan on a day which is not the last day of the Interest Period with respect thereto; or
--------------------------------------------------------------------------------
     (e) the conversion pursuant to Section 2.03 of any LIBOR Rate Loan to a Base Rate Loan on a day that is not the last day of the Interest Period with respect to the LIBOR Rate Loan;
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--------------------------------------------------------------------------------
including any such loss or expense arising from the liquidation or reemployment of funds obtained by any Lending Office to maintain its LIBOR Rate Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained.

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         4.05 Inability to Determine  Rates.05  Inability to Determine  Rates.05
Inability to Determine Rates.05 Inability to Determine Rates. If the Bank shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the LIBOR Rate for any requested Interest Period with respect to a LIBOR Rate Loan or that the LIBOR Rate for any requested Interest Period with respect thereto does not adequately and fairly reflect the cost to the Bank or any relevant Lending Office of funding such Loan, the Bank will forthwith give notice of such determination to the relevant Borrowers. Thereafter, the obligation of the Bank or any relevant Lending Office to make or continue LIBOR Rate Loans or to convert Base Rate Loans to LIBOR Rate Loans hereunder, as the case may be, shall be suspended until the Bank revokes such notice in writing. Upon receipt of such notice, the relevant Borrower may revoke any notice of borrowing or notice of conversion or continuation then submitted by it. If the relevant Borrower does not revoke such notice with respect to a LIBOR Rate Loan, the Bank shall make, convert or continue the Loan, as proposed by such Borrower, in the amount specified in the applicable notice submitted by such Borrower, but such Loan shall be made, converted or continued as a Base Rate Loan instead of a LIBOR Rate Loan.

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--------------------------------------------------------------------------------
         4.06 Certificate of the Bank.06  Certificate of the Bank.06 Certificate
of  the  Bank.06   Certificate  of  the  Bank.  If  claiming   reimbursement  or
compensation pursuant to this Article IV, the Bank shall deliver to each relevant Borrower a certificate setting forth in reasonable detail the amount payable to the Bank or any relevant Lending Office hereunder, and such certificate shall be conclusive and binding on each recipient Borrower in the absence of manifest error.

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--------------------------------------------------------------------------------
         4.07  Survival.

     The agreements and obligations of the Borrowers in this Article IV shall survive the payment of all other Obligations.
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


                                    ARTICLE V

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                               CONDITIONS PRECEDENT
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--------------------------------------------------------------------------------
         5.01 Conditions to  Effectiveness  of this  Agreement.01  Conditions to
Effectiveness  of  this   Agreement.01   Conditions  to  Effectiveness  of  this
Agreement.01 Conditions to Effectiveness of this Agreement. The effectiveness of this Agreement is subject to the condition that the Bank shall have received on or before the Effective Date all of the following, in form and substance satisfactory to the Bank and its counsel:

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--------------------------------------------------------------------------------
                  (a)  Credit  Agreement
     This Agreement shall be duly executed and delivered by each Borrower ;
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--------------------------------------------------------------------------------
                  (b)   Resolutions; Incumbency
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--------------------------------------------------------------------------------
                           (i)  Copies  of  the  resolutions  of  the  board  of
                  directors  of  BAX,   Brink's  and  Pittston   approving   and
                  authorizing  the execution,  delivery and  performance of this
                  Agreement,   its  respective   Guaranty  and  the  other  Loan
                  Documents to be delivered by it hereunder, certified as of the Effective Date by the Secretary or an Assistant Secretary of such Borrower or the Guarantor, as the case may be; and

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--------------------------------------------------------------------------------
                           (ii) A  certificate  of the  Secretary  or  Assistant
                  Secretary of BAX, Brink's and Pittston as of the Effective Date certifying the names and true signatures of the officers of such Borrower authorized to execute and deliver this
                  Agreement,   its  respective   Guaranty  and  all  other  Loan
                  Documents to be delivered by it hereunder.

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--------------------------------------------------------------------------------
                  (c) 1999 Revolving Facility. The 1999 Revolving Facility shall have terminated or expired in accordance with its terms.

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--------------------------------------------------------------------------------
                  (d)  Guaranties.
     The Guaranties duly executed and delivered by BAX, Brink's and Pittston.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  (e) Legal Opinions(e) Legal Opinions(e) Legal Opinions(e) Legal Opinions. Opinions in form and substance reasonably satisfactory to the Bank of the general counsel of Pittston (and in such capacity, acting as counsel for Borrowers) and, as to matters of New York law, of Hunton & Williams.

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--------------------------------------------------------------------------------
                  (f) Payment of Costs and Fees(f) Payment of Costs and Fees(f) Payment of Costs and Fees(f) Payment of Costs and Fees. The Borrowers shall have paid (i) all costs, accrued and unpaid fees and expenses incurred by the Bank, to the extent due and payable on the Effective Date, including the fees and expenses of outside counsel to the Bank, and (ii) the arrangement fee of $115,000.

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--------------------------------------------------------------------------------
                  (g)  Certificates.
     A certificate signed by a Responsible Officer of each Borrower, dated as of the Effective Date, stating that:
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--------------------------------------------------------------------------------
     (i) the representations and warranties made by such Person in Article VI, and the representations and warranties made in the respective Guaranty, are true and correct on and as of such date, as though made on and as of such date;
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--------------------------------------------------------------------------------
     (ii) no Default or Event of Default exists as of the Effective Date; and
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--------------------------------------------------------------------------------
     (iii) since December 31, 2001, there has occurred no event or circumstance that could reasonably be expected to result in a Material Adverse Effect.

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--------------------------------------------------------------------------------
                  (h) Financial Statements(h) Financial Statements(h) Financial Statements(h) Financial Statements. A copy of the audited and unaudited financial statements of the Guarantor and its Subsidiaries referred to in Section 6.07, accompanied by a copy of the related auditor's report, in the case of the audited financial statements, and a certificate of a Responsible Officer of the Guarantor, in the case of the unaudited financial statements.

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--------------------------------------------------------------------------------

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         5.02 Conditions to Subsequent Advances and Allocations.02 Conditions to
Subsequent Advances and Allocations.02 Conditions to Subsequent Advances and Allocations.02 Conditions to Subsequent Advances and Allocations. The obligation of the Bank to make any Advance and accept any allocation request after the Effective Date is subject to the satisfaction of the following conditions precedent on the date of the relevant extension of credit:

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--------------------------------------------------------------------------------
                  (a) Notice of  Advance or  Allocation.
     The Bank shall have received a notice of borrowing pursuant to Section 2.02, an allocation request pursuant to Section 2.01(b) or an L/C Application pursuant to Section 3.03;
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--------------------------------------------------------------------------------
                  (b)   Continuation  of   Representations   and   Warranties(b)
         Continuation of Representations and Warranties(b) Continuation of Representations and Warranties(b) Continuation of Representations and Warranties. The representations and warranties made by the Borrowers in
         Article VI and the representations and warranties made by each Guarantor in its Guaranty shall be true and correct on and as of the date of such extension of credit with the same effect as if made on and as of such date;

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--------------------------------------------------------------------------------
                  (c)  No  Existing  Default  No  Existing   DefaultNo  Existing
         DefaultNo Existing Default. No Default or Event of Default shall exist on the date of such Advance or acceptance of any allocation request or shall result from such Advance or acceptance of any allocation request; and

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--------------------------------------------------------------------------------
                  (d)  Additional   Documentation.
     The relevant Borrower shall have delivered any Note or other document as the relevant Lending Office may reasonably require.
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--------------------------------------------------------------------------------
         Each  request  for  an  Advance  or  allocation   shall   constitute  a
representation and warranty by the requesting Borrower that, as of the date of such request and as of the date that the Advance is made or allocation is accepted by the Bank, the conditions in this Section 5.02 are satisfied.

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--------------------------------------------------------------------------------

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                                   ARTICLE VI

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--------------------------------------------------------------------------------
                         REPRESENTATIONS AND WARRANTIES


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--------------------------------------------------------------------------------
         Each Borrower (or, as specifically provided below, Pittston only), represents and warrants to the Bank, as follows:

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--------------------------------------------------------------------------------
         6.01   Corporate   Existence6.01   Corporate   Existence.01   Corporate
Existence.01  Corporate Existence.  (a) The Borrower is duly organized,  validly
existing  and  in  good  standing  under  the  laws  of  its   jurisdiction   of
incorporation; (b) the Borrower (i) has the requisite power and authority to own its property and assets and to carry on its business as now conducted and (ii) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not have a Material Adverse Effect. The Borrower has the corporate power to execute and deliver and to perform its obligations under the Loan Documents to which it is party and to borrow hereunder and to provide its Guaranty.

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--------------------------------------------------------------------------------
         6.02 Non-Contravention6.02 Non-Contravention.02 Non-Contravention.02 Non-Contravention. The execution, delivery and performance by the Borrower of the Loan Documents to which it is party have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of the Borrower, (ii) violate any provision of any law, rule, regulation (including, without limitation, Regulation G, U or X of
the  Federal  Reserve  Board),  order,  writ,  judgment,   injunction,   decree,
determination, or award presently in effect having applicability to the Borrower or of the charter or by-laws of the Borrower, (iii) result in a material breach of or constitute a material default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which the Borrower is a party or by which it or its properties may be bound or affected, or (iv) result in the creation of a Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by the Borrower; and the Borrower is not in default under any such order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease, or instrument or in default under any such law, rule, or regulation, which default would have a Material Adverse Effect.

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--------------------------------------------------------------------------------
         6.03  No  Consent6.03  No  Consent.03  No  Consent.03  No  Consent.  No
authorization,   consent,   approval,   license,  exemption  of,  or  filing  or
registration with, or any other action in respect of any Governmental Authority is or will be necessary for the valid execution, delivery or performance by the Borrower of the Loan Documents to which it is party.

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--------------------------------------------------------------------------------
         6.04   Binding    Obligations6.04    Binding   Obligations.04   Binding
Obligations.04 Binding Obligations.. Each of the Loan Documents to which the Borrower is party constitute legal, valid, and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

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--------------------------------------------------------------------------------
         6.05  Title  to   Properties6.05   Title  to  Properties.05   Title  to
Properties.05 Title to Properties. The Borrower has good and marketable title to all of the material assets and properties purported to be owned by it, free and clear of all liens except those permitted by the Pittston Credit Agreement.

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--------------------------------------------------------------------------------
         6.06 Subsidiaries6.06 Subsidiaries.06 Subsidiaries.06 Subsidiaries. As of the Effective Date, each BAX Subsidiary listed on Schedule A-1 is a Subsidiary of BAX, each Brink's Subsidiary listed on Schedule A-2 is a Subsidiary of Brink's, and all of such Subsidiaries' shares which are owned, directly or indirectly, by BAX or Brink's have been duly authorized and validly issued, are fully paid and nonassessable and are free and clear of any Lien. Pittston represents and warrants that no member of the Pittston Minerals Group is direct or indirect Subsidiary of BAX or Brink's and agrees that it will not request that any be added as a Covered Subsidiary on Schedule B-1.

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--------------------------------------------------------------------------------
         6.07 Financial  Statements.
     Pittston hereby represents and warrants that:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  (a)  The  consolidated  balance  sheet  of  Pittston  and  its
         Subsidiaries as at December 31, 2001, and the related consolidated statements of operations, shareholders' equity and cash flows for the year then ended, certified by KPMG Peat Marwick, independent public accountants, copies of which will be delivered to the Bank on the
         Effective   Date,   fairly   present  in  all  material   respects  the
         consolidated financial condition of Pittston and its Subsidiaries as at such date and the consolidated results of their operations for the year then ended, all prepared in accordance with GAAP applied on a consistent basis.

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--------------------------------------------------------------------------------
                  (b) The unaudited consolidated balance sheet of Pittston and its Subsidiaries as at September 30, 2002, the related unaudited consolidated statement of operations of Pittston and its Subsidiaries for the fiscal quarter year then ended, and the related unaudited consolidated statement of cash flows of Pittston and its Subsidiaries for the fiscal quarter then ended, copies of which will be delivered to the Bank on the Effective Date, fairly present in all material respects the consolidated financial condition of Pittston and its Subsidiaries as at such date and their consolidated results of operations for the quarter then ended, all prepared in accordance with GAAP (except for the omission of notes and subject to year-end adjustments) applied on a consistent basis; and there has been no material adverse change in such condition or operations since September 30, 2002.

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--------------------------------------------------------------------------------
         6.08 Litigation6.08 Litigation.08 Litigation.08 Litigation. Except as otherwise disclosed in writing to the Bank, including through the delivery to the Bank of copies of reports and statements filed by Pittston with the Securities and Exchange Commission, there are no material actions, suits, or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or the properties of the Borrower before any Governmental Authority or arbitrator, and the Borrower is not in default (in any respect which might have a material adverse effect on the ability of the Borrower to perform its obligations under the Loan Documents to which it is party) with respect to any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect and applicable to the Borrower.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         6.09 Taxes6.09 Taxes.09 Taxes.09 Taxes. The Borrower has filed all material tax returns (federal, state, and local) required to be filed and paid all taxes shown thereon to be due, including interest and penalties, or provided adequate reserves, in accordance with GAAP, for the payment thereof.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         6.10 ERISA6.10 ERISA.10 ERISA.10 ERISA. Each Plan has complied with and has been administered in all material respects in accordance with the applicable provisions of ERISA and the Code. No Plan has terminated under circumstances giving rise to liability of the Borrower of any ERISA Affiliate to the PBGC under Section 4062, 4063 or 4064 of ERISA, which liability remains unpaid in whole or in part, and no lien under Section 4068 of ERISA exists with respect to the assets of the Borrower. No Reportable Event has occurred with respect to any Plan, except for Reportable Events previously disclosed in writing to the Bank that would not have a Material Adverse Effect. No accumulated funding deficiency within the meaning of Section 302 of ERISA or Section 412 of the Code (whether or not waived) exists with respect to any Plan, nor does any lien under Section 302 of ERISA or Section 412 of the Code exist with respect to any Plan.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         Neither the Borrower nor any ERISA Affiliate has completely or partially withdrawn from any one or more Multiemployer Plans under circumstances which would give rise to withdrawal liability which, in the aggregate, could have a Material Adverse Effect and which has not been fully paid as of the date hereof. Neither the Borrower nor any ERISA Affiliate has received notice that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has terminated under Title IV of ERISA, nor, to the best knowledge of the Borrower, is any such reorganization, insolvency or termination reasonably likely to occur, where such reorganization, insolvency or termination has resulted or can reasonably be expected to result in an increase in the contributions required to be made to such Multiemployer Plan in an amount that would have a Material Adverse Effect. Neither the Borrower nor any ERISA Affiliate has failed to make any contribution to a Multiemployer Plan which is required under ERISA or an applicable collective bargaining agreement in an amount which is material in the aggregate (except to the extent there is a good faith dispute as to whether any contribution is owed, the amount owed or the existence of facts that would give rise to a withdrawal).

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--------------------------------------------------------------------------------
         6.11 No  Default
     The Borrower represents and warrants that no Default and no Event of Default has occurred and is continuing.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         6.12 Federal  Reserve  Regulations.

     (a) The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     (b) No part of the proceeds of any Advances will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations promulgated by the Federal Reserve Board, including, without limitation, Regulations G, U or X.

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--------------------------------------------------------------------------------
         6.13 Investment Company Act6.13 Investment Company Act.13 Investment Company Act.13 Investment Company Act. None of the Borrowers is an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940.

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--------------------------------------------------------------------------------
         6.14 Environmental Matters6.14 Environmental Matters.14 Environmental Matters.14 Environmental Matters. In the ordinary course of its business, Pittston conducts an ongoing review of the effect of Environmental Laws and laws relating to occupational safety and health on the business, operations and properties of Pittston and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including any capital or operating expenditures required for clean-up, closure or restoration of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection and occupational health and safety standards imposed by law or as a condition of any license, permit or contact, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, each Borrower represents and warrants that applicable Environmental Laws and laws relating to occupational health and safety do not have a material adverse effect on its business, financial condition or results of operations, and it has obtained and holds all material permits, licenses and approvals required under Environmental Laws which are necessary for the conduct of its business and the operation of its facilities, and it has not received any written notice of any failure to be in compliance with the terms and conditions of such permits, licenses and approvals, which failure could reasonably be expected to have a material adverse effect on it.

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         6.15  Priority  of  Debt6.15  Priority  of Debt.15  Priority of Debt.15
Priority of Debt. Each Borrower hereby represents and warrants that all Debt created under this Agreement for which it is or may be liable ranks pari passu with all other Debt for borrowed money which such person owes or may be liable for to any Person other than the Bank.

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                                   ARTICLE VII

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                                    COVENANTS

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         7.01 Affirmative  Covenants7.01  Affirmative  Covenants.01  Affirmative
Covenants.01 Affirmative Covenants. For the benefit of the Bank, so long as any Advance remains outstanding hereunder or the Commitment remains in effect, each Borrower shall, unless the Bank otherwise consents in writing:

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                  (a)  Payment  of Taxes,  etc.(a)  Payment  of  Taxes,  etc.(a)
         Payment of Taxes, etc.(a) Payment of Taxes, etc. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any of its properties; provided, however, that neither it shall not be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings and against which it is maintaining adequate reserves in accordance with GAAP.

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                  (b)  Maintenance of  Insurance(b)  Maintenance of Insurance(b)
         Maintenance of  Insurance(b)  Maintenance of Insurance.  Maintain,  and
         cause  each   Restricted   Subsidiary  to  maintain,   insurance   with
         responsible and reputable insurance companies or associations (or, to the extent consistent with prudent business practice, through its own program of self-insurance) in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which it operates.

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                  (c) Preservation of Corporate Existence, etc.8 Preservation of
         Corporate   Existence,   etc.   Preservation  of  Corporate  Existence,
         etc.Preservation of Corporate Existence, etc. Preserve and maintain its
         corporate   existence,   rights,   franchises  and  privileges  in  the
         jurisdiction of its incorporation; provided, however, that nothing herein contained shall prevent any merger or consolidation permitted by
         Section 7.03(ii).

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                  (d)  Compliance  with  Laws,  etc.(d)  Compliance  with  Laws, etc.(d) Compliance with Laws, etc.(d) Compliance with Laws, etc. Comply with the requirements of all applicable laws, rules, regulations and orders (other than laws, rules, regulations, and orders which are not final and are being contested in good faith by proper proceedings) of any Governmental Authority (including Labor Laws and Environmental
         Laws) applicable to or binding upon it or its property, noncompliance with which would materially adversely affect its business or credit.

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                  (e)  Compliance   with  ERISA(e)   Compliance   with  ERISA(e)
         Compliance with ERISA(e) Compliance with ERISA. Comply with the minimum funding standards under ERISA with respect to its Plans and use its best efforts to comply in all material respects with all other applicable provisions of ERISA and the regulations and interpretations promulgated thereunder.

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                  (f) Access to Properties(f)  Access to Properties(f) Access to
         Properties(f)   Access  to  Properties.   Permit  any   representatives
         designated by the Bank,  upon  reasonable  prior notice to it, to visit
         its  properties  at  reasonable   times  and  as  often  as  reasonably
         requested.

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                  (g) Use of Proceeds(g)  Use of Proceeds(g)  Use of Proceeds(g)
         Use of  Proceeds.  Use the  Advances,  and any  proceeds  thereof,  for
         working   capital  and  other   general   corporate   purposes  not  in
         contravention of any Requirement of Law or the provisions of Section 6.12(b).

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         7.02 Negative  Covenants.02 Negative Covenants.02 Negative Covenants.02
Negative Covenants. So long as any Advance remains outstanding hereunder or any of the Commitment remains in effect, Pittston will not, unless the Bank otherwise consents in writing:

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                  (a)  Financial Covenants.
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     (i) Maximum  Leverage  Ratio.  Commencing  with the end of the first fiscal quarter ending after the date hereof, permit the Leverage Ratio as of the end of each fiscal quarter to be greater than 55%.
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     (ii) Minimum Interest Coverage Ratio.  Commencing with the end of the first fiscal quarter ending after the date hereof, permit the Interest Coverage Ratio as of the end of each fiscal quarter to be less than 3.00 to 1.00.

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                  (b)  Limitations on Liens.
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                  Create,  incur,  assume  or suffer  to  exist,  or permit  any
         Restricted Subsidiary to create, incur, assume or suffer to exist, any Lien on, or with respect to, any of their assets or properties
         (including   without  limitation  shares  of  capital  stock  or  other ownership interests), real or personal, whether now owned or hereafter acquired, except:

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     (i) Liens  existing on the date hereof and set forth on Schedule 9.2 to the
Pittston Agreement;
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     (ii) Liens for taxes,  assessments and other governmental charges or levies not yet due or as to which the period of grace, if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;
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     (iii)  The  claims  of  materialmen,   mechanics,  carriers,  warehousemen,
processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (A) which are not overdue for a period of more than thirty (30) days or (B) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;
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     (iv) Liens consisting of deposits or pledges made in the ordinary course of business (A) in connection  with,  or to secure  payment of,  obligations  under
workers'   compensation,   unemployment  insurance  or  similar  legislation  or
obligations  under customer  service  contracts,  or (B) to secure (or to obtain
letters  of  credit  that  secure)  the   performance   of  tenders,   statutory
obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property.

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                  (v) Liens  constituting  encumbrances  in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, detract from the value of any material parcel of real property or impair the use thereof in the ordinary conduct of business.

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                  (vi)  Liens in favor of the Bank;
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                  (vii)  Liens  on the  property  or  assets  of any  Restricted
         Subsidiary existing at the time such Restricted Subsidiary becomes a Subsidiary of a Borrower and not incurred in contemplation thereof, as long as the outstanding principal amount of the Debt secured thereby is not voluntarily increased by such Restricted Subsidiary after the date such Restricted Subsidiary becomes a Subsidiary of Borrower;

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                  (viii) Liens on the property or assets of the Borrowers or any
         Restricted Subsidiary securing Debt which is incurred to finance the acquisition of such property or assets, provided that (A) each such Lien shall be created simultaneously with, or within twelve months after, the acquisition of the related property or assets; (B) each such Lien does not at any time encumber any property other than the related property or assets financed by such Debt; (C) the principal amount of Debt secured by each such Lien is not increased; and (D) the principal amount of Debt secured by each such Lien shall at no time exceed 100% of the original purchase price of such related property or assets at the time acquired.

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     (ix) Liens consisting of judgment or judicial  attachment  Liens,  provided that (A) the claims giving rise to such Liens are being diligently contested in good faith by appropriate proceedings, (B) adequate reserves for the obligations secured by such Liens have been established and (C) enforcement of such Liens has been stayed;
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     (x)  Liens  created  or  deemed  to exist  in  connection  with  any  asset
securitization   program   (including  any  related  filings  of  any  financing
statements), but only to the extent that such Liens attach to the assets actually sold, contributed, financed or otherwise conveyed or pledged in connection with such securitization program;

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     (xi)  Liens  on  property  or  assets  of any  Borrower  or any  Restricted
Subsidiary     securing      indebtedness     owing     to     any     Borrower;
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(xii)  Liens  on coal  reserves  leased  by any  Borrower  or by any  Restricted
Subsidiary as lessee, securing Debt to the lessors thereof, arising out of such leases; (xiii) Liens on any Margin Stock purchased or carried by Pittston or any of its Subsidiaries;
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                  (xiv)  The  extension,  renewal  or  replacement  of any  Lien permitted by clauses (i), (vii), (viii) or (xii), but only if the principal amount of Debt secured by the Lien immediately prior thereto is not increased and the Lien is not extended to other property; and

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                  (xv) In addition to any Lien  permitted by clauses (i) through
         (xiv), immediately after giving effect to any concurrent repayment of secured Debt, Liens securing Debt of Pittston or any Restricted Subsidiary so long as the sum of (A) the aggregate principal amount of all such secured Debt plus (B) the aggregate amount of Consolidated Lease Rentals (excluding Consolidated Lease Rentals under Leases in effect as of December 31, 2001 (and any renewal, extension, or replacement thereof) and Leases with respect to property not owned by the Borrower on such date), discounted to present value at ten percent (10%), compounded annually, arising out of all Sale and Leaseback Transactions to which Pittston or any of its Restricted Subsidiaries is then a party (including Sale and Leaseback Transactions, if any, entered into pursuant to Section 7.02(i)), does not exceed 10% of Consolidated Net Worth; provided that the sale or transfer of (x) coal, oil, gas or other minerals in place for a period of time until, or in an amount such that, the transferee will realize therefrom a specified amount of money (however determined) or a specified amount of such coal or other minerals or (y) any other interest in property of the character commonly referred to as a "production payment" shall not be deemed to constitute Debt secured by a Lien.

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     (c) Disposition of Debt and Shares of Restricted Subsidiaries;  Issuance of
Shares by  Restricted  Subsidiaries;  Consolidation,  Merger or  Disposition  of
Assets.
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                  (i) Sell or  otherwise  dispose  of, or permit any  Restricted
         Subsidiary to sell or otherwise dispose of, any capital stock or any Debt of any Restricted Subsidiary, other than the sale of the capital stock of any member of the Pittston Minerals Group, (ii) in the case of any Restricted Subsidiary, issue, sell or otherwise dispose of any of such Restricted Subsidiary's capital stock (other than directors' qualifying shares, to satisfy preemptive rights or in connection with a split or combination of shares or a dividend in shares) except to the Borrower or another Restricted Subsidiary, (iii) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) or permit any Restricted Subsidiary to liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or (iv) directly or indirectly,
         or  permit  any  Restricted   Subsidiary  to  directly  or  indirectly,
         consolidate with or merge with or into or sell, lease or otherwise dispose of all or substantially all of its assets (other than the sale of all or any part of the assets of any member of the Pittston Minerals Group) to any Person, unless, after giving effect thereto, all of the following conditions shall be met:

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                           (A) the Leverage  Ratio shall not be greater than .55
                  to 1.00 and the Interest Coverage Ratio shall not be less than
                  3.00 to 1.00;

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                           (B) in the case of a merger or  consolidation  (x) if
                  Pittston is a party thereto, Pittston shall be the surviving corporation, (y) if Pittston is not a party thereto and another Borrower is a party thereto, a Borrower shall be the surviving corporation and (z) if no Borrower is a party thereto, a Restricted Subsidiary shall be the surviving corporation;

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                           (C) in  the  case  of a  liquidation,  winding-up  or
                  dissolution,   any  Borrower  (other  than  Pittston)  or  any
                  Restricted Subsidiary may liquidate, wind-up or dissolve itself into a Borrower or a Restricted Subsidiary; and

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                           (D) no Default or Event of Default has  occurred  and
is continuing.

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         Provided  that the  conditions of this Section  7.02(c) are  satisfied, none of the foregoing provisions shall be deemed to prohibit Pittston or any of its Restricted Subsidiaries from selling, transferring assigning or otherwise disposing of Margin Stock for fair market value or selling, contributing, financing or otherwise conveying or pledging assets in connection with any asset securitization program permitted by
         Section 7.02(b)(x).

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                  (d)  Transactions with Affiliates.
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                  Engage,  or  permit  any  Restricted   Subsidiary  to  engage,
         directly or indirectly, in any transaction with an Affiliate (other than a Borrower) on terms more favorable to the Affiliate than would have been obtainable in arm's-length dealing.

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                  (e)  Compliance with Regulations T, U and X.
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                  In the case of Pittston and any  Subsidiary  of the  Borrower, purchase  or carry  any  Margin  Stock or incur,  create or assume  any
         obligation  for  borrowed   money  or  other   liability  or  make  any
         investment, capital contribution, loan, advance or extension of credit or sell or otherwise dispose of any assets or pay any dividend or make any other distribution to its shareholders or take or permit to be taken any other action or permit to occur or exist any event or condition if such action, event or condition would result in this Agreement, the Loans, the use of the proceeds thereof or the other transactions contemplated hereby violating Regulation T, U or X.

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                  (f)  Hedging Agreements.
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                  Enter into or permit any  Restricted  Subsidiary to enter into or permit to exist, Hedging Agreements for the purpose of speculation and not for the purpose of hedging risks associated with the businesses of Pittston and its Restricted Subsidiaries.

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                  (g)  ERISA.
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                  (i)  Terminate,  or  permit  any of its  ERISA  Affiliates  to terminate any Pension Plan under circumstances which would reasonably result in a material liability of the Borrower or any ERISA Affiliate to the PBGC, or permit to exist the occurrence of any Reportable Event or any other event or condition which presents a material risk of such a termination by the PBGC; (ii) engage, or permit any of its
         Subsidiaries   or  any  Pension  Plan  to  engage,   in  a  "prohibited
         transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code) that would reasonably result in material liability of the Borrower or any of its Restricted Subsidiaries; (iii) fail, or permit any of its Restricted Subsidiaries to fail, to make any contribution to a Multiemployer Plan which is required by ERISA or an applicable collective bargaining agreement in an amount which is material (except to the extent there is a good faith dispute as to whether any contribution is owed, the amount owed or the existence of facts that would give rise to a withdrawal); or (iv) completely or partially withdraw, or permit any of its ERISA Affiliates to completely or partially withdraw from a Multiemployer Plan, if such complete or partial withdrawal will result in any material withdrawal liability under Title IV of ERISA; or (v) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder which could result in any material liability to the Borrower or any ERISA Affiliate. For purposes of this Section 7.02(g), an amount is material if it would have a Material Adverse Effect after aggregation with all other liabilities described in this Section 7.02(g).

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                  (h)  Limitations on Acquisitions.
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                  Acquire, or permit any Restricted  Subsidiary to acquire,  all or any portion of the capital stock or other ownership interest in any Person which is not then a Restricted Subsidiary or any assets collectively constituting a business unit of a Person which is not then a Restricted Subsidiary, unless:

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                  (i) the aggregate  consideration  paid by the acquiror in such transaction does not exceed 20% of Consolidated Total Assets as of the end of the Fiscal Year most recently ended; or

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                  (ii) in the event that the aggregate  consideration to be paid by the acquiror in such transaction exceeds 20% of Consolidated Total Assets as of the end of the Fiscal Year most recently ended, (A) Pittston shall have notified the Bank at least five Business Days prior to the consummation thereof that such an acquisition is pending (furnishing with such information reasonably acceptable to the Bank demonstrating pro forma compliance with the financial covenants set forth in Section 7.02(a)), and (B) after giving effect to such acquisition on a pro forma basis, no Default or Event of Default would exist under Section 7.02(a). Any notice delivered to the Bank pursuant to this Section 7.02(h) shall be kept confidential by the Bank in accordance with Section 9.08 below.

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                  (i)  Sale Leaseback Transactions.
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                  Sell or transfer,  or permit any  Restricted  Subsidiaries  to sell or transfer, any material property or assets owned by Pittston or any Restricted Subsidiary on the date hereof to any Person (other than any Borrower) with the intention of taking back a lease of such property or assets or any similar property or assets, if the sum of (A) the amount of Consolidated Lease Rentals, discounted to present value at 10%, compounded annually, which would arise out of such proposed Sale and Leaseback Transaction, plus (B) the aggregate amount of Consolidated Lease Rentals (excluding Consolidated Lease Rentals under Leases in effect as of December 31, 2001 (and any renewal, extension or replacement thereof) and Leases with respect to property not owned by the Borrower on such date), discounted to present value at ten percent (10%), compounded annually, arising out of all other Sale and Leaseback Transactions to which Pittston or any of its Restricted Subsidiaries is then a party, plus (C) the aggregate principal amount of all Debt of Pittston or any Restricted Subsidiary secured by Liens incurred in reliance on Section 7.02(b)(o), would exceed 15% of Consolidated Net Worth.

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         7.03 Reporting  Requirements of PittstonSell or transfer, or permit any
Restricted Subsidiaries to sell or transfer, any material property or assets owned by Pittston or any Restricted Subsidiary on the date hereof to any Person (other than any Borrower) with the intention of taking back a lease of such property or assets or any similar property or assets, if the sum of (A) the amount of Consolidated Lease Rentals, discounted to present value at 10%, compounded annually, which would arise out of such proposed Sale and Leaseback Transaction, plus (B) the aggregate amount of Consolidated Lease Rentals (excluding Consolidated Lease Rentals under Leases in effect as of December 31, 2001 (and any renewal, extension or replacement thereof) and Leases with respect to property not owned by the Borrower on such date), discounted to present value at ten percent (10%), compounded annually, arising out of all other Sale and Leaseback Transactions to which Pittston or any of its Restricted Subsidiaries is then a party, plus 8 the aggregate principal amount of all Debt of Pittston or any Restricted Subsidiary secured by Liens incurred in reliance on Section 7.02(b)(o), would exceed 15% of Consolidated Net Worth.(j) Limitations on Investments.Make or permit to exist, or permit any Restricted Subsidiary to make or permit to exist, any Investment, other than Investments which are:(i) cash and Cash Equivalents;(ii) current assets generated in the ordinary course of business;(iii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary
trade  terms;(iv)   Investments   consisting  of  capital  stock,   obligations,
securities or other property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors;(v) advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business;(vi) advances or loans to directors, officers and employees that do not exceed $25,000,000 in the aggregate at any one time outstanding;(vii) advances or loans to customers and suppliers in the ordinary course of business in an aggregate amount consistent with the past practice of the Person making such advance or loan;(viii) loans to shareholders intended to constitute dividends on, or payment on account of, any capital stock;(ix) Investments or Support Obligations by Pittston and its Restricted Subsidiaries existing on the date hereof;(x) Investments by Pittston or its Restricted Subsidiaries in any Borrower or any other Subsidiary (provided that such Investment would not otherwise constitute a breach of Section 7.02(h));(xi) Support Obligations of Pittston or its Restricted Subsidiaries for the benefit of any Borrower or any other Subsidiary;(xii) acquisitions permitted by Section 7.02(h) and Investments consisting of capital stock, obligations, securities or other property received in connection with any merger or sale
permitted  by  Section   7.02(o);(xiii)   Investments  in  connection  with  the
management of Pension Plans and other benefit plans of Pittston and its Subsidiaries (including without limitation The Pittston Company Employee Welfare Benefit Trust);(xiv) Hedging Agreements permitted by Section 7.02(b); and(xv) Investments of a nature not contemplated in the foregoing subsections in an amount not to exceed 15% of Consolidated Net Worth.7.03 Reporting Requirements of PittstonSell or transfer, or permit any Restricted Subsidiaries to sell or transfer, any material property or assets owned by Pittston or any Restricted Subsidiary on the date hereof to any Person (other than any Borrower) with the intention of taking back a lease of such property or assets or any similar property or assets, if the sum of (A) the amount of Consolidated Lease Rentals, discounted to present value at 10%, compounded annually, which would arise out of such proposed Sale and Leaseback Transaction, plus (B) the aggregate amount of Consolidated Lease Rentals (excluding Consolidated Lease Rentals under Leases in effect as of December 31, 2001 (and any renewal, extension or replacement thereof) and Leases with respect to property not owned by the Borrower on such date), discounted to present value at ten percent (10%), compounded annually, arising out of all other Sale and Leaseback Transactions to which Pittston or any of its Restricted Subsidiaries is then a party, plus 8 the aggregate principal amount of all Debt of Pittston or any Restricted Subsidiary secured by
Liens  incurred  in  reliance  on  Section  7.02(b)(o),   would  exceed  15%  of
Consolidated Net Worth.(j) Limitations on Investments.Make or permit to exist, or permit any Restricted Subsidiary to make or permit to exist, any Investment, other than Investments which are:(i) cash and Cash Equivalents;(ii) current assets generated in the ordinary course of business;(iii) accounts receivable created, acquired or made in the ordinary course of business and payable or
dischargeable  in  accordance  with  customary  trade   terms;(iv)   Investments
consisting of capital stock, obligations, securities or other property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors;(v) advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business;(vi) advances or loans to directors, officers and employees that do not exceed $25,000,000 in the aggregate at any one time outstanding;(vii) advances or loans to customers and suppliers in the ordinary course of business in an aggregate amount consistent with the past practice of the Person making such advance or loan;(viii) loans to shareholders intended to constitute dividends on, or payment on account of, any capital stock;(ix) Investments or Support Obligations by Pittston and its Restricted Subsidiaries existing on the date hereof;(x) Investments by Pittston or its Restricted Subsidiaries in any
Borrower or any other Subsidiary (provided that such Investment would not otherwise constitute a breach of Section 7.02(h));(xi) Support Obligations of Pittston or its Restricted Subsidiaries for the benefit of any Borrower or any other Subsidiary;(xii) acquisitions permitted by Section 7.02(h) and Investments consisting of capital stock, obligations, securities or other property received in connection with any merger or sale permitted by Section 7.02(o);(xiii) Investments in connection with the management of Pension Plans and other benefit plans of Pittston and its Subsidiaries (including without limitation The Pittston Company Employee Welfare Benefit Trust);(xiv) Hedging Agreements permitted by Section 7.02(b); and(xv) Investments of a nature not contemplated in the foregoing subsections in an amount not to exceed 15% of Consolidated Net Worth.7.03 Reporting Requirements of PittstonSell or transfer, or permit any Restricted Subsidiaries to sell or transfer, any material property or assets owned by Pittston or any Restricted Subsidiary on the date hereof to any Person (other than any Borrower) with the intention of taking back a lease of such property or assets or any similar property or assets, if the sum of (A) the amount of Consolidated Lease Rentals, discounted to present value at 10%, compounded annually, which would arise out of such proposed Sale and Leaseback Transaction, plus (B) the aggregate amount of Consolidated Lease Rentals (excluding Consolidated Lease Rentals under Leases in effect as of December 31, 2001 (and any renewal, extension or replacement thereof) and Leases with respect to property not owned by the Borrower on such date), discounted to present value at ten percent (10%), compounded annually, arising out of all other Sale and Leaseback Transactions to which Pittston or any of its Restricted Subsidiaries is then a party, plus 8 the aggregate principal amount of all Debt of Pittston or any Restricted Subsidiary secured by Liens incurred in reliance on Section 7.02(b)(o), would exceed 15% of Consolidated Net Worth.(j) Limitations on Investments.Make or permit to exist, or permit any Restricted Subsidiary to make or permit to exist, any Investment, other than Investments which are:(i) cash and Cash Equivalents;(ii) current assets generated in the ordinary course of business;(iii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary
trade  terms;(iv)   Investments   consisting  of  capital  stock,   obligations,
securities or other property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors;(v) advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business;(vi) advances or loans to directors, officers and employees that do not exceed $25,000,000 in the aggregate at any one time outstanding;(vii) advances or loans to customers and suppliers in the ordinary course of business in an aggregate amount consistent with the past practice of the Person making such advance or loan;(viii) loans to shareholders intended to constitute dividends on, or payment on account of, any capital stock;(ix) Investments or Support Obligations by Pittston and its Restricted Subsidiaries existing on the date hereof;(x) Investments by Pittston or its Restricted Subsidiaries in any Borrower or any other Subsidiary (provided that such Investment would not otherwise constitute a breach of Section 7.02(h));(xi) Support Obligations of Pittston or its Restricted Subsidiaries for the benefit of any Borrower or any other Subsidiary;(xii) acquisitions permitted by Section 7.02(h) and Investments consisting of capital stock, obligations, securities or other property received in connection with any merger or sale
permitted  by  Section   7.02(o);(xiii)   Investments  in  connection  with  the
management of Pension Plans and other benefit plans of Pittston and its Subsidiaries (including without limitation The Pittston Company Employee Welfare Benefit Trust);(xiv) Hedging Agreements permitted by Section 7.02(b); and(xv) Investments of a nature not contemplated in the foregoing subsections in an amount not to exceed 15% of Consolidated Net Worth.7.03 Reporting Requirements of Pittston. For the benefit of the Bank, so long as any Advance remains outstanding hereunder or the Commitment remains in effect, Pittston will, unless the Bank otherwise consents in writing:

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                  (a) furnish to the Bank:
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     (i) annually, as soon as available,  but in any event within 120 days after the last day of each of Pittston's fiscal years, consolidated balance sheets of Pittston and its Subsidiaries as at the last day of such fiscal year, and the related consolidated statements of operations, shareholders' equity and cash flows for the fiscal year then ended, prepared in accordance with GAAP, in reasonable detail, and setting forth in comparative form corresponding figures from the preceding annual financial statements, certified by independent
certified  public   accountants  of  recognized   national  standing  as  fairly
presenting in all material respects the consolidated financial condition and results of operations for Pittston and its Subsidiaries;
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     (ii) as soon as available, but in any event within 60 days after the end of each of the first three fiscal quarters of each of Pittston's fiscal years, consolidated balance sheets as at the last day of such quarter and the related consolidated statements of operations and cash flows for the quarter then ended, and for the then-current fiscal year through the end of such quarter, for Pittston and its Subsidiaries, prepared in accordance with GAAP (except for omission of notes and subject to year-end adjustments) and setting forth in comparative form figures for the corresponding period in the prior fiscal year, and certified by a Responsible Officer of Pittston as fairly presenting in all material respects the consolidated financial condition and results of operations for Pittston and its Subsidiaries;
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     (iii) at the same time as it delivers  the  financial  statements  required under the provisions of clause (i) above, a certificate signed by a Responsible Officer of Pittston to the effect that such Officer has made due inquiry and that to the best of the knowledge of such Officer except as stated therein no Default or Event of Default has occurred hereunder and that such officer has made due inquiry and that to the best of the knowledge of such Officer except as stated therein no default has occurred under any other agreement to which Pittston or any Borrower is a party or by which it is bound, or by which any of its properties or assets may be affected, which could have a Material Adverse Effect and specifying in reasonable detail the exceptions, if any, to such statements;

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     (iv) at the same time as it  delivers  the  financial  statements  required under the provisions of clauses (i) and (ii) above, a statement of a Responsible Officer of Pittston showing the Leverage Ratio and Interest Coverage Ratio as of the last day of the fiscal period to which such financial statements relate;

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     (v) at the same time as it delivers the financial statements required under the provisions of clause (ii) above, a certificate signed by a Responsible Officer of Pittston and stating that such Officer has made due inquiry and that to the best of his knowledge no Default has occurred and is continuing, or, if such Default has occurred and is continuing, specify the nature and extent thereof; and

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     (vi) forthwith  upon the  occurrence of any Default or Event of Default,  a certificate of a Responsible Officer of Pittston setting forth the details thereof and the action which Pittston or any Borrower, as the case may be, is taking or proposes to take with respect thereto;
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                  (b)  furnish  to  the  Bank,   promptly  after  the  same  are
         available, copies of all current reports on Form 8-K, quarterly reports on Form 10-Q, annual reports on Form 10-K (or similar corresponding reports) and registration statements or statements which Pittston or any Restricted Subsidiary may be required to file with the Securities
         and  Exchange  Commission  (excluding   registration  statements  filed
         pursuant to employee stock option or benefit plans); and

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                  (c)  furnish to the Bank,  as soon as  reasonably  practicable after receipt by Pittston or any of its Subsidiaries, a copy of any written notice or claim to the effect that Pittston or any of its Subsidiaries is liable to any Person as a result of the presence or release of any Contaminant which claim could reasonably be expected to have a Material Adverse Effect.

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         7.04  Additional  Requirements  of the Guarantor and the  Borrowers7.04
Additional Requirements of the Guarantor and the Borrowers.04 Additional Requirements of the Guarantor and the Borrowers.04 Additional Requirements of the Guarantor and the Borrowers. For the benefit of the Bank, so long as any Advance remains outstanding hereunder or the Commitment remains in effect, Pittston and each Borrower will, unless the Bank otherwise consents in writing:

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                  (a) keep  proper  books of record and  accounts in which full, true and correct entries in accordance with GAAP shall be made of all dealings or transactions in relation to its business and activities; and

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                  (b) furnish with  reasonable  promptness  such other financial information as the Bank may reasonably request, provided that no Borrower shall be required to furnish any information that would result in violation of any confidentiality agreement by which it is bound but, at the request of the Bank, shall use its reasonable best efforts to obtain a waiver of such agreement to permit furnishing of such information under this provision.

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                                  ARTICLE VIII

                               EVENTS OF DEFAULT
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         8.01  Event  of  Default
     Any of the following shall constitute an "Event of Default":
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                  (a)  Non-Payment.
     Any Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, any Reimbursement Obligation, or (ii) within three (3) business days after the same shall become due, any interest, fee or any other amount payable hereunder or pursuant to any other Loan Document to which such Borrower is a party;
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     (b) Breach of Representation or Warranty. Any representation or warranty by any Borrower or any Guarantor made or deemed made herein or in any other Loan Document, or which is contained in any certificate, document or financial or
other  statement  by  any  Borrower  or  any  Guarantor,   or  their  respective
Responsible Officers, furnished at any time under this Agreement, or in or under any other Loan Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made;
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     (c) Other  Defaults.  Any  Borrower  or any  Guarantor  fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which a Responsible Officer of such Borrower or any Guarantor gives written notice of such failure to the Bank or
(ii) the date upon which written notice thereof is given to such Borrower or any Guarantor by the Bank;
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     (d) Insolvency;  Voluntary  Proceedings.  Any Guarantor or any Borrower (i)
ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases operations as a going concern; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing;
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     (e) Involuntary  Proceedings.  (i) Any involuntary Insolvency Proceeding is commenced or filed against any Guarantor or any Borrower, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the property of any Guarantor, any Borrower or any of their respective Subsidiaries, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) any Guarantor, any Borrower or any of their respective Subsidiaries admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under the laws of any jurisdiction other than the United States of America or a political subdivision thereof) is ordered in any Insolvency Proceeding; or (iii) any Guarantor, any Borrower or any of their respective Subsidiaries acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business;
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     (f)  Monetary  Judgments.   One  or  more  final   (non-interlocutory)  and
nonappealable judgments, orders or decrees shall be entered against any Borrower, any Guarantor or any of their respective Subsidiaries involving in the aggregate a liability (not fully covered by insurance) as to any single or related series of transactions, incidents or conditions that have a reasonable likelihood of having a Material Adverse Effect (which, solely for the purposes hereof, shall be deemed to mean at least $25,000,000 ) and the same shall remain undischarged, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof;

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     (g) Guarantor Defaults. Any Guarantor shall fail in any material respect to perform or observe any term, covenant or agreement herein or in its Guaranty; or any Guaranty shall for any reason be partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise cease to be in full force and effect, or any Guarantor or any other Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder; or

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     (h)  Guarantor  Cross-Acceleration.  There shall be any  default  under any agreement or instrument evidencing or securing Debt of any Borrower or any Guarantor (including, without limitation, Debt incurred under the Pittston Credit Agreement), if the effect of such default is to permit the holder or holders of such Debt (or a trustee on its or their behalf) to cause, and such holder or holders (or trustee) do cause, such Debt to become due prior to its stated maturity, and the aggregate amount of such Debt so accelerated equals or exceeds $25,000,000 (or the equivalent thereof).

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     (i) Payment Cross-Defaults.  Any Borrower or the Guarantor shall default in the payment when due, after giving effect to any grace period permitted from time to time, of any Debt (including, without limitation, Debt incurred under the Pittston Credit Agreement) and the aggregate amount of such Debt is at least $25,000,000 (or the equivalent thereof).

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     (j) Cross Default to Subsidiary  Obligations.  Any Subsidiary shall default in any payment obligation to the Bank or any branch or Affiliate thereof and any such default shall continue beyond any period of grace applicable thereto and the aggregate of all such defaulted payment obligations shall be equal to or greater than $5,000,000, or any such Subsidiary shall be in material breach of any agreement between any such Subsidiary and the Bank or any branch or Affiliate thereof; and, in either event, either such condition shall continue to exist 30 days after written notice thereof is given by the Bank to Pittston, BAX and Brink's.

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         8.02  Remedies(j)   Cross  Default  to  Subsidiary   Obligations.   Any
Subsidiary shall default in any payment obligation to the Bank or any branch or Affiliate thereof and any such default shall continue beyond any period of grace applicable thereto and the aggregate of all such defaulted payment obligations shall be equal to or greater than $5,000,000, or any such Subsidiary shall be in material breach of any agreement between any such Subsidiary and the Bank of any branch or Affiliate thereof; and, in either event, either such condition shall continue to exist 30 days after written notice thereof is given by the Bank to
Pittston,   BAX  and  Brink=s.8.02   Remedies(j)  Cross  Default  to  Subsidiary
Obligations. Any Subsidiary shall default in any payment obligation to the Bank or any branch or Affiliate thereof and any such default shall continue beyond any period of grace applicable thereto and the aggregate of all such defaulted payment obligations shall be equal to or greater than $5,000,000, or any such Subsidiary shall be in material breach of any agreement between any such Subsidiary and the Bank of any branch or Affiliate thereof; and, in either event, either such condition shall continue to exist 30 days after written notice thereof is given by the Bank to Pittston, BAX and Brink=s.8.02
Remedies(j) Cross Default to Subsidiary Obligations. Any Subsidiary shall default in any payment obligation to the Bank or any branch or Affiliate thereof and any such default shall continue beyond any period of grace applicable thereto and the aggregate of all such defaulted payment obligations shall be equal to or greater than $5,000,000, or any such Subsidiary shall be in material breach of any agreement between any such Subsidiary and the Bank of any branch or Affiliate thereof; and, in either event, either such condition shall continue to exist 30 days after written notice thereof is given by the Bank to Pittston, BAX and Brink=s.8.02 Remedies. If any Event of Default occurs, the Bank may:

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     (a) declare the Commitment to be terminated, whereupon the Commitment shall forthwith be terminated;
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     (b) declare  the unpaid  principal  amount of all  outstanding  Loans,  all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder (including all Reimbursement Obligations) or under any other Loan Document to be immediately due and payable; without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

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     (c)  exercise  all  rights  and  remedies  available  to it under  the Loan
Documents or applicable law;
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     (d)  require  the  Borrowers  to pay to the Bank in  immediately  available funds, in the respective currencies of the applicable Obligations, an amount equal to the maximum amount then available to be drawn under all Letters of Credit then outstanding, for deposit in a cash collateral account maintained by the Bank, as security for the Letters of Credit then outstanding, and

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     (e)  require  the  Guarantors  to  deposit  in  cash  collateral   accounts
maintained by the Bank amounts equal to any outstanding Obligations then guaranteed and remaining outstanding and unterminated.
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--------------------------------------------------------------------------------
provided, however, that upon the occurrence of any event specified in Sections 8.01(d) or Section 8.01(e) (in the case of Section 8.01(e)(i), upon the expiration of the 60-day period mentioned therein), the Commitment shall automatically terminate and the unpaid principal amount of all outstanding Loans, Reimbursement Obligations and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Bank.

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         8.03  Rights  Not  Exclusive.03  Rights  Not  Exclusive.03  Rights  Not
Exclusive.03 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

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                                   ARTICLE IX


                                  MISCELLANEOUS

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         9.01 Amendments and Waivers.01 Amendments and Waivers.01 Amendments and
Waivers.01 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document to which any Borrower or any Guarantor is party, and no consent with respect to any departure by any Borrower or any Guarantor therefrom, shall be effective unless the same shall be in writing and signed by the Bank, the Borrowers party thereto and the Guarantors, if party thereto, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

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         9.02  Notices.
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                  (a) All notices,  requests and other  communications  provided for hereunder shall be in writing (including, unless the context expressly otherwise provides fax) and mailed, sent by overnight delivery service or faxed, to the address or number specified for notices to the applicable party set forth on Schedule 9.02; or to such other address as shall be designated by such party in a written notice to the other parties.

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                  (b) All such notices, requests and other communications shall, when transmitted by overnight delivery service or fax, be effective the day after delivered to the overnight delivery service, when transmitted by fax with machine transmittal confirmation or, if transmitted by mail, upon delivery, except that notices pursuant to Article II or
         Article III shall not be effective until actually received by the Bank.

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                  (c) The  Borrowers  acknowledge  and  agree  that  the  Bank's agreement to receive notices, requests and other communications by fax is solely for the convenience and at the request of the Borrowers. The Bank shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the applicable Borrower to give such communications and the Bank shall not have any liability to any Borrower or other Person on account of any action taken or not taken by the Bank in reliance upon such fax communication. The obligation of the Borrowers to repay the Obligations shall not be affected in any way or
         to  any  extent  by  any  failure  by  the  Bank  to  receive   written
         confirmation of any fax communication or by the receipt by the Bank of a confirmation which is at variance with the terms understood by the Bank to be contained in the fax communication.

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         9.03  No  Waiver;   Cumulative   Remedies.03   No  Waiver;   Cumulative
Remedies.03 No Waiver; Cumulative Remedies.03 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

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     9.04 Costs and  Expenses.04  Costs and  Expenses.04  Costs and  Expenses.04
Costs and Expenses. The Borrowers shall, whether or not the transactions contemplated hereby shall be consummated:
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                  (a) pay or reimburse  the Bank within five Business Days after demand (or on the Effective Date to the extent provided in Section 5.01(f)) for all reasonable costs and expenses incurred by the Bank in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to, this Agreement, any other Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable counsel fees, incurred by the Bank with respect thereto; and

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                  (b) pay or reimburse  the Bank within five Business Days after demand for all reasonable costs and expenses incurred by it in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies (including in connection with any "workout" or restructuring regarding the Obligations) under this Agreement or any other Loan Document, including reasonable counsel fees (including the allocated cost of staff counsel) incurred by the Bank.

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     9.05 Indemnities.05 Indemnities.05  Indemnities.05 Indemnities.  Whether or
not the transactions contemplated hereby shall be consummated:
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                  (a) The Borrowers shall pay, indemnify,  and hold the Bank and each of its officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and
         against  any  and  all  liabilities,   obligations,   losses,  damages,
         penalties,  actions,  judgments,  suits,  costs,  charges,  expenses or
         disbursements   (including   reasonable  counsel  fees,  including  the
         allocated cost of staff counsel) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Document, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding related to this Agreement, the Loans or the Letters of Credit, or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, no Borrower shall have any obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the or gross negligence or willful misconduct of such Indemnified Person, and, provided, further, no Borrower shall have any indemnity obligation to the Bank under this Section 9.05(a) with respect to Indemnified Liabilities arising as a result of the failure of the Bank to make an
         Advance   notwithstanding  the  full  satisfaction  of  the  conditions precedent contained in Section 5.02.

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                  (b) The obligations in this Section 9.05 shall survive payment of all other Obligations. At the election of the Borrowers, one or more Borrowers shall defend such Indemnified Person using legal counsel
         satisfactory  to  such   Indemnified   Person  in  such  Person's  sole
         discretion, at the sole cost and expense of the Borrowers, provided that no conflict between the interests of the Bank and such Borrowers exists with respect to the Indemnified Liabilities, and provided, further that no Borrower may settle any Indemnified Liability without the Bank's consent (which consent shall not be unreasonably withheld or delayed). All amounts owing under this Section 9.05 shall be paid within 30 days after demand.

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                  (c) If any sum due from a  Borrower  under this  Agreement  or another Loan Document or under any order or judgment given or made in relation hereto or thereto has to be converted from the currency (the "first currency") in which the same is payable hereunder or thereunder or under such order or judgment into another currency (the "second currency") for the purpose of (i) making or filing a claim or proof against such Borrower with any Governmental Authority or in any court or tribunal or (ii) enforcing any order or judgment given or made in relation hereto, such Borrower shall indemnify and hold harmless each of the Persons to whom such sum is due from and against any loss actually suffered as a result of any discrepancy between (a) the rate of exchange used to convert the amount in question from the first currency into the second currency and (b) the rate or rates of exchange at which such Person, acting in good faith in a commercially reasonable manner, purchased the first currency with the second currency after receipt of a sum paid to it in the second currency in satisfaction, in whole or in part, of any such order, judgment, claim or proof. The foregoing indemnity shall constitute a separate obligation of each Borrower distinct from its other obligations hereunder and shall survive the giving or making of any judgment or order in relation to all or any of such other obligations.

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         9.06 Successors and Assigns.06 Successors and Assigns.06 Successors and
Assigns.06 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Borrower nor any Guarantor may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank and any assignment by the Bank must be in compliance with Section 9.07.

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         9.07  Assignments.07  Assignments.07  Assignments.07  Assignments.  The
Bank, with the prior written consent of Pittston, may at any time assign and delegate to one or more Persons (each an "Assignee") all, or any ratable part of all, of the Advances, the Commitment and the other rights and obligations of the Bank hereunder; provided, however, that the Borrowers may continue to deal solely and directly with the Bank in connection with the interest so assigned to an Assignee until written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrowers by the Bank and the Assignee.

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         9.08    Confidentiality.08     Confidentiality.08    Confidentiality.08
Confidentiality. The Bank agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by any Guarantor, any Borrower or any of their respective Subsidiaries, in connection with this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement, except to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by the Bank, or
(ii) was or becomes available on a non-confidential basis from a source other than a Guarantor or a Borrower, provided that such source is not bound by a confidentiality agreement with such Guarantor or such Borrower to the knowledge of the Bank; provided further, however that the Bank may disclose such
information   (A)  at  the  request  or  pursuant  to  any  requirement  of  any
Governmental Authority to which the Bank is subject or in connection with an examination of the Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; and (D) to the Bank's independent auditors and other professional advisors. Notwithstanding the foregoing, the Borrowers and the Guarantors authorize the Bank to disclose to any Assignee, and to any prospective Assignee, such financial and other information in the Bank's
possession  concerning  the  Guarantors,   the  Borrowers  or  their  respective
Subsidiaries which has been delivered to the Bank pursuant to this Agreement or which has been delivered to the Bank by a Guarantor, a Borrower, or any of their respective Subsidiaries in connection with the Bank's credit evaluation of the Guarantors and the Borrowers prior to entering into, or upon review or renewal of, this Agreement; provided that, unless otherwise agreed by the Guarantors and the Borrowers, such Assignee or prospective Assignee agrees in writing to the Bank to keep such information confidential to the same extent required of the Bank hereunder.

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         9.09 Counterparts.09 Counterparts.09 Counterparts.09 Counterparts. This
Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument (notwithstanding that the Brink's Thailand counterpart shall be delivered after the Effective Date).

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         9.10 Severability.10  Severability.10 Severability.10 Severability. The
illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

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         9.11   Governing  Law  and   Jurisdiction.11
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     (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE  WITH,
THE LAWS OF THE STATE OF NEW YORK.
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     (b) ANY LEGAL ACTION OR  PROCEEDING  WITH RESPECT TO THIS  AGREEMENT MAY BE
BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE IN PERSONAM JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW OR BY REGISTERED OR CERTIFIED MAIL TO SUCH PARTY'S ADDRESS FOR NOTICES PURSUANT TO SECTION 9.02.
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         9.12 Waiver of Jury  Trial.12  Waiver of Jury  Trial.12  Waiver of Jury
Trial.12 Waiver of Jury Trial. EACH OF THE PARTIES HERETO WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY ARE WAIVED BY OPERATION OF THIS SECTION 9.12 AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

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         9.13 Entire Agreement.13 Entire Agreement.13 Entire Agreement.13 Entire
Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding between the Borrowers, the Guarantors and the Bank, and supersedes all prior or contemporaneous agreements and understandings of such Persons, oral or written, relating to the subject matter hereof and thereof, except that (i) the 1999 Revolving Facility shall continue in effect pursuant to its terms until the Effective Date, and (ii) that certain
$20,000,000 uncommitted credit facility extended by the Bank to various subsidiaries of Pittston is hereby acknowledged to be separate and apart and shall not be affected in any way by this Agreement.

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


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York by their proper and duly authorized officers as of the day and year first above written.

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                                    BORROWERS


                           BAX GLOBAL INC.
                          By:      /s/ James B. Hartough
                                  --------------------------

                           Name:    James B. Hartough
                           Title:   Treasurer and Assistant Secretary





                                BRINK'S, INCORPORATED

                                By:      /s/ Michael T. Dan
                                        -----------------------
                                 Name:   Michael T. Dan
                                Title:   Chairman and CEO


                                THE PITTSTON COMPANY

                                By:      /s/ James B. Hartough
                                        ------------------------
                                Name:    James B.  Hartough
                                 Title:  Vice President - Corporate Finance

                                         and Treasurer


                                      BANK

                                 ABN AMRO BANK N.V.

                                 By:      /s/ Helen Clarke-Hepp
                                          ----------------------
                                  Name:   Helen Clarke-Hepp

                                 Title:   Vice President


                                 By:      /s/ James S. Kreitler
                                         ------------------------

                                  Name:   James S. Kreitler

                                 Title:   Senior Vice President

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